UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03451

SEI Daily Income Trust

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: January 31, 2017

Date of reporting period: January 31, 2017

Item 1.	Reports to Stockholders.

January 31, 2017

ANNUAL REPORT

SEI Daily Income Trust

➤ Government Fund

➤ Government II Fund

➤ Treasury Fund

➤ Treasury II Fund

➤ Ultra Short Duration Bond Fund

➤ Short Duration Government Fund

➤ GNMA Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

January 31, 2017

LETTER TO SHAREHOLDERS

To Our Shareholders

Looking back, the expectations we shared for the Funds’ most recently completed fiscal year, from the start of February 2016 through the end of January 2017, largely came to pass. The pace of interest-rate increases by the Federal Reserve (“Fed”) followed the market’s more modest expectations rather than those projected by Federal Open Market Committee members at the end of 2015. The European Central Bank’s (“ECB”) commitment to stimulus efforts entrenched euro weakness relative to the U.S. dollar; the same can be said for the Bank of Japan (“BOJ”) and the yen. China continued to guide its currency lower, as it has since 2015. The global oil supply-demand imbalance persisted throughout the year; although the Organization of Petroleum Exporting Countries’ (“OPEC”) agreement to curb production bolstered markets, which could help achieve equilibrium in 2017.

Geopolitical Events

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping regional interests of extremist groups, nationalist fighters and state actors. Syrian government forces appeared to consolidate gains in and around Aleppo late in the period, with assistance from Russia, while Iraqi forces, supported by U.S. military resources, began to make notable progress in reversing Islamic State gains. However, incidences of terrorism appeared to increase in Africa, Asia, Europe, the Middle East and North America. While the conflict that originated in Syria and Iraq seemed to have influenced destabilizing events elsewhere around the globe, and taken a terrible human toll, it has not had a significant impact on global markets or the economy at this point.

It will be interesting, however, to see the ultimate effects of the ensuing Syrian migrant crisis on the European Union (“EU”). Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote in late June. U.K. Prime Minister David Cameron tendered his resignation as a result, and Theresa May was appointed to the office with a mandate to enact a formal withdrawal from the EU. Immigration-driven uncertainty also took center stage in the months leading up to the U.S. presidential election, which Donald Trump ultimately won in November with a tough stance on immigration.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which began to moderate in 2016, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the period, as food shortages and a breakdown of the rule of law appeared to worsen, despite an eventual rebound in the price of oil. Brazil’s prospects also paled, then recovered partially, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders — culminating in the impeachment of President Dilma Rousseff. The OPEC reached an agreement in late-2016 with the cooperation of non-OPEC producers to enact production cuts in pursuit of a balanced market.

Economic Performance

U.S. economic growth slowed at the beginning of 2016, accelerated during the second quarter, then jumped sharply in the third quarter. The labor market continued to improve throughout the year: the unemployment rate fell, finishing the period at 4.7%, while the labor-force participation rate ended where it began at 62.7%. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in mid-December 2016, its second such move since 2006, and projected three rate increases during 2017.

Market Developments

Financial markets ended the reporting period on a much different note than where they began. The first six weeks of the calendar year greeted investors with steep declines in risk markets, triggered by the continued collapse of oil prices and growing pains in China’s stock market. The tumble was followed by a sharp rebound — particularly among high-yield bonds and energy-related assets — that was temporarily interrupted in late June by the U.K. Brexit vote. The rally continued shortly thereafter, albeit in narrower fashion: technology stocks and emerging markets led the way, as U.S. Treasury yields began to rise. The rally resumed in earnest after the U.S. presidential election, with a fresh emphasis on the laggards of recent years (small companies, value-oriented stocks and financials) at the expense of emerging markets.

SEI Daily Income Trust / Annual Report / January 31, 2017	1

January 31, 2017

LETTER TO SHAREHOLDERS (Concluded)

Rates declined during the first half of the period on the heels of deflationary fears caused by low commodity prices and Brexit-related concerns. After hitting lows in July, rates began to rise. Economic growth exceeded expectations, and Trump’s victory sparked expectations of reflationary fiscal policy. The market began to price in a December Fed rate hike, causing Treasury rates to rise, particularly those at the front end of the yield curve. The Federal Reserve voted unanimously at its December 2016 meeting to increase the federal-funds rate target range to 0.50-0.75% and increased its projection for the pace of rate hikes in 2017 from two to three, citing strengthening labor-market conditions and firming inflation as the rationale.

Global markets witnessed a significant regime change during the period, as increases made to the U.S. federal funds rate are expected to launch a cycle of rising interest rates from historically low levels. Investors were also confronted by significant market rotations during the period, starting with a preference for safe-haven and defensive assets, then increasingly in favor of cyclically sensitive segments.

Fixed-income leadership changed hands throughout the period. Sovereign bonds were favored during the early-2016 flight to quality. Local-currency-denominated emerging-market debt was the immediate beneficiary of the rebound, but then retreated partially in the aftermath of the U.S. election. High-yield bonds began a steep recovery in early 2016 that would last the rest of the year.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, increased 2.35% in U.S. dollar terms during the reporting period. The high-yield market led from a comfortable distance, with the BofA Merrill Lynch US High Yield Constrained Index delivering 20.98%. Emerging-market debt also had strong results.

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays Investment Grade US Corporate Index returned 6.06%. U.S. mortgage- and asset-backed securities delivered lower returns in 2016, yet remained positive despite facing headwinds late in the period amid rising interest-rate expectations.

Resurgent inflation expectations gave a boost to inflation-sensitive assets, such as commodities and Treasury inflation-protected securities. The RJ/CRB Total Return Index (which represents the broad commodity market) delivered 17.88%, while the Bloomberg Barclays 1-10 Year US TIPS Index (“USD”) returned 3.45%.

Our View

We expect prevailing market sentiment to remain attuned to developments in the political-economic sphere. Investors interpreted the U.S. presidential election outcome as a boost to economic growth and inflation, which we believe seems generally correct. Within the next few months, we anticipate a variety of bills, executive actions and departmental decisions set forth by the Trump administration that seek to foster bank lending, new-business formation and investment.

Nonetheless, there are still more questions than answers regarding the details of U.S. policies, timelines, implementations and impact. Likewise, there are a number of upcoming elections in Europe that, in conjunction with Brexit proceedings, will likely alter the landscape. Investors should be prepared for a more volatile ride as 2017 unfolds.

Economic growth has been better than expected in Europe despite political angst. While this expansion simply may reflect easing of concerns that immediately followed the Brexit vote, it has been reinforced by the renewed weakness in the euro against the dollar.

We continue to expect equities to outperform fixed income in the year ahead. Bond yields have risen in the aftermath of Trump’s election victory, reflecting a pronounced rise in inflation expectations. If real gross domestic product growth is constrained as the economy approaches full employment, inflation could rise above 2%.

While risk markets have celebrated the change in political direction, the Trump administration is not without problematic policies, particularly its focus on trade protection. The biggest impediment to a favorable investment environment, however, involves the changing trading relationship between China and the U.S. — the two most important economies in the world.

The typical market fluctuations that come with a new administration could present attractive buying opportunities. Our portfolio managers will continue to closely monitor these developments in an effort to anticipate the effects and the opportunities they may present.

2	SEI Daily Income Trust / Annual Report / January 31, 2017

On behalf of SEI Investments, I thank you for your continued confidence. We are working every day to maintain that confidence, and look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

SEI Daily Income Trust / Annual Report / January 31, 2017	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2017

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Bond Duration Fund (the “Fund”) seeks to provide a higher current income than typically offered by a money-market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2017, the sub-advisors were Wellington Management Company, LLP (“Wellington”) and Logan Circle Partners, L.P. (“Logan Circle”). There were no manager changes during the period.

III. Return

For the full year ended January 31, 2017 the Fund’s Class F Shares returned 1.33%. The Fund’s benchmark — Bloomberg Barclays Capital Short U.S. Treasury 9-12 Month Index — returned 0.74%.

IV. Performance Discussion

Shorter-term interest rates increased during the period, as noted in the shareholder letter, benefitting the Fund’s slightly short-duration posture. However, the Fund’s barbell yield-curve position — an overweight to longer-duration securities (1-5 years), which acts as a hedge to the Fund’s credit exposure — detracted as rates rose, and the curve steepened as 2-5 year U.S. Treasury yields rose more than the shorter part of the curve.

The Fund’s return was driven primarily by strong performance across a number of investment-grade credit sectors — particularly financials and industrials — as well as allocations to several asset-backed securities (“ABS”) sectors, commercial mortgage backed securities (“CMBS”), and non-agency mortgage backed securities (“MBS”).

The Fund’s overweight to financials contributed to outperformance as bank fundamentals were generally stable on growing capital strength, increased balance sheet liquidity, muted loan growth and heightened regulatory constraints. Fundamentally, banks are better capitalized and less exposed to event risk or re-leveraging activity than prior to the global financial crisis. Moreover, the U.S. presidential election outcome was supportive of banks, which will benefit from higher yields and a steeper yield curve. Additionally, a rollback of Dodd-Frank reforms could free U.S. banks to lend more in the future.

The Fund’s overweight to industrials contributed to outperformance as these securities provided an attractive yield advantage relative to the all-Treasury benchmark. The Fund benefited in particular from exposures to energy and consumer cyclicals.

A meaningful allocation to certain ABS sectors contributed to outperformance. Specifically, AAA collateralized-loan obligations and consumer-related ABS sub-sectors such as auto securitizations and credit cards performed well as the U.S. consumer remained resilient with improving wage gains supporting sector fundamentals.

Both sub-advisors, Logan Circle and Wellington, contributed to Fund outperformance. Both benefited from similar exposures that contributed to outperformance including financials, industrials, consumer-related ABS, and CMBS. Yield curve posture detracted for both sub-advisors.

The Fund used Treasury futures to effectively manage duration and yield-curve exposures. Additionally, the Fund used to-be-announced (“TBA”) contracts (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae) to manage market exposures. None of these had a meaningful impact on the Fund’s performance.

4	SEI Daily Income Trust / Annual Report / January 31, 2017

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F†	1.33%	0.79%	1.06%	1.22%	3.14%
Class Y†	1.52%	N/A	N/A	N/A	1.21%*
Bloomberg Barclays Short U.S. Treasury 9-12 Month Index	0.74%	0.42%	0.35%	1.37%	3.14%

Comparison of Change in the Value of a $10,000 Investment in the Ultra Short Duration Bond Fund, Class F, versus the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index.

[1]

For the periods ended January 31, 2017. Past performance is no indication of future performance. Class F Shares (formerly Class A Shares) were offered beginning 9/28/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The graph is based on only Class F Shares (formerly Class A Shares); performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of August 31, 2015.

N/A — Not Available.

SEI Daily Income Trust / Annual Report / January 31, 2017	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2017

Short-Duration Government Fund

I. Objective

The Short-Duration Government Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2017, the sub-advisor was Wellington Management Company, LLP (“Wellington”). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2017, the Fund’s Class F Shares returned 0.54%. The Fund’s benchmark — BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index — returned 0.40%.

IV. Performance Discussion

Despite the low-interest-rate environment — especially at the short end of the yield curve — the Fund was able to generate positive absolute returns due to an allocation to mortgage-backed securities (“MBS”).

The Fund’s allocation to MBS added to relative performance. MBS outperformed Treasurys and MBS spreads tightened 9 basis points over the year. Also, short-term U.S. Treasury yields rose more than longer-term rates, as the shareholder letter addressed, benefiting an overweight to the 7-10 year part of the curve and underweight to the 1-3 year part of the curve.

The Fund’s long-duration posture detracted from total performance as rates rose across the curve in anticipation of the Federal Reserve’s eventual rate hike in December.

Derivatives are used by the Fund on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (“TBA”) contracts to effectively manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance.

Short-Duration Government Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F†	0.54%	0.65%	0.57%	2.44%	4.51%
Class Y†	0.64%	N/A	N/A	N/A	0.71%
BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index	0.40%	0.67%	0.57%	2.11%	4.62%

Comparison of Change in the Value of a $10,000 Investment in the Short-Duration Government Fund, Class F, versus the BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index.

[1]

For the periods ended January 31, 2017. Past performance is no indication of future performance. Class F Shares (formerly Class A Shares) were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The graph is based on only Class F Shares (formerly Class A Shares); performance for Class Y Shares would be different due to differences in fee structures.

N/A — Not Available

6	SEI Daily Income Trust / Annual Report / January 31, 2017

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2017

GNMA Fund

I. Objective

The GNMA Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). For the one-year period ending January 31, 2017, the sub-advisor was Wellington Management Company, LLP (“Wellington”). No manager changes were made during the period.

III. Returns

For the full year ended January 31, 2017, the Fund’s Class F Shares returned 0.04%. The Fund’s benchmark — Bloomberg Barclay’s GNMA Index — returned 0.28%.

IV. Performance Discussion

Despite the low-interest-rate environment over the period, as noted in the shareholder letter, the Fund was able to generate positive absolute returns due to an allocation to agency mortgage-backed securities (“MBS”), both GNMA and conventionals. Conventional mortgages are not insured by federal government sponsored entities and thus are not required to conform to their loan limits, although they are typically secured by real property and issued with fixed rates, terms and monthly payment schedules.

The Fund’s overweight to higher coupons and an underweight to 15-year versus 30-year MBS added to relative performance. An underweight to GNMA securities, in favor of residential and multi-family conventional MBS, contributed to relative performance, as GNMA securities underperformed those sectors.

The Fund’s long-duration posture detracted as rates rose across the curve in anticipation of the Federal Reserve’s eventual rate hike in December.

The Fund uses derivatives on a limited basis. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration. The Fund used Treasury futures and to-be-announced (“TBA”) contracts to effectively manage duration, yield-curve and market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae). None of these had a meaningful impact on the Fund’s performance. The Fund made selective use of mortgage derivatives, such as interest-only strip securities, principal-only strip securities and inverse floaters. The yields on these securities are sensitive to the expected or anticipated rate of principal payments on the underlying assets, and principal payments may have a material effect on their yields. These instruments are purchased only when rigorous stress testing and analysis suggest that a higher return can be earned at similar or lower risk compared to non-derivative securities.

SEI Daily Income Trust / Annual Report / January 31, 2017	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2017

GNMA Fund (Concluded)

GNMA Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F†	0.04%	2.47%	1.84%	4.60%	6.01%
Class Y†	0.25%	N/A	N/A	N/A	1.21%*
Bloomberg Barclays GNMA Index	0.28%	2.30%	1.73%	4.34%	6.33%

Comparison of Change in the Value of a $10,000 Investment in the GNMA Fund, Class F, versus the Bloomberg Barclays GNMA Index.

[1]

For the periods ended January 31, 2017. Past performance is no indication of future performance. Class F Shares (formerly Class A Shares) were offered beginning 3/20/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The graph is based on only Class F Shares (formerly Class A Shares); performance for Class Y Shares would be different due to differences in fee structures.

*	Cumulative inception to date as of October 30, 2015.

N/A — Not Available

8	SEI Daily Income Trust / Annual Report / January 31, 2017

Definition of Comparative Indices*

Bloomberg Barclays GNMA Index is a widely-recognized, capitalization-weighted index of 15-30 year fixed-rate securities backed by mortgage pools of GNMA.

Bloomberg Barclays Short U.S. Treasury 9-12 Month Index is a widely-recognized, market weighted index of U.S. Treasury Bonds with remaining maturities between nine and twelve months.

BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index is a widely-recognized, unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than 3 years.

*	An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

SEI Daily Income Trust / Annual Report / January 31, 2017	9

SCHEDULE OF INVESTMENTS

Government Fund

January 31, 2017

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 55.1%
FFCB (A)
0.568%, 02/05/2017	$19,210	$19,209
0.558%, 02/05/2017	17,510	17,509
0.871%, 02/06/2017	69,315	69,312
0.537%, 02/06/2017	5,821	5,821
0.560%, 02/08/2017	3,420	3,420
0.520%, 02/09/2017	12,335	12,335
0.590%, 02/10/2017	30,000	29,998
0.737%, 02/13/2017	40,075	40,075
0.561%, 02/13/2017	44,545	44,548
0.556%, 02/13/2017	175	175
0.555%, 02/16/2017	6,515	6,515
0.585%, 02/17/2017	2,370	2,370
0.571%, 02/20/2017	14,585	14,585
0.556%, 02/20/2017	11,337	11,338
0.496%, 02/20/2017	6,895	6,895
0.529%, 02/23/2017	5,900	5,900
0.569%, 02/24/2017	8,455	8,456
0.564%, 02/24/2017	1,900	1,900
0.564%, 02/25/2017	13,989	13,992
0.564%, 02/26/2017	660	660
0.676%, 02/28/2017	28,490	28,487
0.605%, 02/28/2017	50,000	49,997
0.564%, 02/28/2017	27,645	27,644
0.554%, 02/28/2017	6,000	6,000
FFCB DN (B)
0.517%, 03/31/2017	24,000	23,980
0.583%, 06/23/2017	5,945	5,931
0.603%, 07/11/2017	1,925	1,920
0.765%, 11/03/2017	19,355	19,243
FHLB
0.591%, 02/02/2017 (A)	44,515	44,515
0.592%, 02/04/2017 (A)	40,225	40,225
0.771%, 02/05/2017 (A)	47,500	47,500
0.582%, 02/06/2017 (A)	73,855	73,855
0.581%, 02/07/2017 (A)	80,000	80,000
0.726%, 02/09/2017 (A)	78,000	78,000
0.593%, 02/10/2017 (A)	71,000	70,996
0.590%, 02/14/2017 (A)	14,455	14,455
0.545%, 02/14/2017 (A)	36,000	35,999
0.505%, 02/14/2017 (A)	12,980	12,980
0.526%, 02/20/2017 (A)	8,630	8,630
0.540%, 02/21/2017 (A)	7,485	7,485
0.515%, 02/21/2017 (A)	11,000	11,000
0.716%, 02/22/2017 (A)	25,000	25,000
0.574%, 02/22/2017 (A)	50,000	50,000

Description	Face Amount (Thousands)	Value ($ Thousands)

0.579%, 02/24/2017 (A)	$43,365	$43,365
0.685%, 02/25/2017 (A)	47,710	47,710
0.685%, 02/25/2017 (A)	43,525	43,525
0.534%, 02/25/2017 (A)	9,755	9,755
0.771%, 03/01/2017 (A)	62,670	62,670
0.691%, 03/01/2017 (A)	49,630	49,630
0.734%, 03/02/2017 (A)	20,000	20,000
0.765%, 03/13/2017 (A)	23,145	23,145
0.715%, 03/15/2017 (A)	22,010	22,010
0.799%, 03/18/2017 (A)	35,000	35,000
0.837%, 04/08/2017 (A)	40,000	40,000
0.819%, 04/26/2017 (A)	80,000	79,996
0.799%, 04/26/2017 (A)	12,325	12,325
0.806%, 04/27/2017 (A)	25,000	24,999
0.570%, 05/04/2017	28,585	28,584
FHLB DN (B)
0.451%, 02/01/2017	97,890	97,890
0.451%, 02/02/2017	31,380	31,380
0.471%, 02/10/2017	93,985	93,973
0.479%, 02/15/2017	101,720	101,700
0.481%, 02/17/2017	81,140	81,123
0.521%, 02/22/2017	53,420	53,404
0.429%, 02/23/2017	87,850	87,823
0.484%, 02/24/2017	80,445	80,420
0.531%, 02/27/2017	34,405	34,392
0.485%, 03/01/2017	40,980	40,965
0.521%, 03/10/2017	51,890	51,862
0.511%, 03/17/2017	80,000	79,950
0.549%, 03/22/2017	142,295	142,189
0.546%, 03/23/2017	81,500	81,438
0.551%, 03/29/2017	147,000	146,873
0.250%, 03/31/2017	60,365	60,311
0.551%, 04/03/2017	49,280	49,234
0.200%, 04/07/2017	18,741	18,723
0.576%, 04/10/2017	50,000	49,946
0.501%, 04/12/2017	137,620	137,480
0.479%, 04/17/2017	11,000	10,989
0.230%, 04/20/2017	100,000	99,876
0.552%, 05/01/2017	43,000	42,941
0.551%, 05/12/2017	60,310	60,218
0.551%, 05/15/2017	69,935	69,825
0.576%, 05/22/2017	78,000	77,863
0.571%, 06/09/2017	68,845	68,705
0.647%, 06/23/2017	14,567	14,530
0.632%, 07/07/2017	62,610	62,439
0.609%, 07/14/2017	73,000	72,798
0.000%, 08/02/2017	60,260	60,063
0.754%, 10/18/2017	38,610	38,402
FHLMC
0.875%, 02/22/2017	7,280	7,282
FHLMC DN (B)
0.481%, 02/21/2017	42,000	41,989

10	SEI Daily Income Trust / Annual Report / January 31, 2017

Description	Face Amount (Thousands)	Value ($ Thousands)

0.471%, 04/07/2017	$75,000	$74,936
0.521%, 05/10/2017	63,975	63,884
0.501%, 05/15/2017	80,000	79,886
0.734%, 10/16/2017	75,000	74,609
FHLMC MTN (A)
0.531%, 02/20/2017	12,560	12,559
0.842%, 04/08/2017	22,855	22,855
0.844%, 04/12/2017	36,215	36,215
FNMA
5.000%, 02/13/2017	15,420	15,443
5.375%, 06/12/2017	10,000	10,172
FNMA DN (B)
1.052%, 02/02/2017	47,500	47,500
0.441%, 02/14/2017	35,380	35,374
0.634%, 06/01/2017	8,710	8,692

Total U.S. Government Agency Obligations (Cost $4,352,690) ($ Thousands)		4,352,690

U.S. TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Bills (B)
0.407%, 02/02/2017	94,165	94,164
0.576%, 05/25/2017	100,000	99,820
0.549%, 06/01/2017	75,000	74,863
0.551%, 06/08/2017	109,220	109,008
U.S. Treasury Notes
4.625%, 02/15/2017	14,030	14,052
0.625%, 06/30/2017	48,170	48,177
0.875%, 10/15/2017	93,945	94,003
4.250%, 11/15/2017	22,075	22,667

Total U.S. Treasury Obligations (Cost $556,754) ($ Thousands)		556,754

REPURCHASE AGREEMENTS (C) — 36.3%
Bank of Montreal 0.520%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $100,001,444 (collateralized by various U.S. Treasury obligations, ranging in par value $3,498,100 - $35,839,600, 0.375% - 3.750%, 03/31/18 - 11/15/43; with total market value $102,000,014)	100,000	100,000
Bank of Nova Scotia 0.540%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $17,000,255 (collateralized by various U.S. Treasury obligations, ranging in par value $4,900 - $10,790,000, 0.875% - 6.125%, 03/31/18 - 08/15/29; with total market value $17,340,281)	17,000	17,000

Description	Face Amount (Thousands)	Value ($ Thousands)
BNP Paribas 0.540%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $402,006,030 (collateralized by various U.S. Treasury obligations, ranging in par value $600 - $440,361,900, 0.000% - 2.750%, 02/15/24 - 11/15/26; with total market value $410,040,000)	$402,000	$402,000
Citigroup Global 0.540%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $99,001,485 (collateralized by a U.S. Treasury obligation, par value $90,116,200, 3.625%, 02/15/44; with total market value $100,980,016)	99,000	99,000
Citigroup Global 0.560%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $189,002,940 (collateralized by various FMAC, FNMA and U.S. Treasury obligations, ranging in par value $1,000 - $118,099,214, 0.000% - 10.000%, 07/25/17 - 05/15/44; with total market value $195,287,375)	189,000	189,000
Credit Agricole 0.550%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $290,004,431 (collateralized by a GNMA and a U.S. Treasury obligations, ranging in par value $22,320,600 - $545,090,205, 1.375% - 3.500%, 01/31/21 - 11/20/42; with total market value $295,800,036)	290,000	290,000
Goldman Sachs 0.540%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $335,005,025 (collateralized by various FHLB, FMAC, FNMA and U.S. Treasury obligations, ranging in par value $22,000 - $13,788,000, 0.000% - 7.250%, 02/09/17 - 10/24/41; with total market value $341,703,390)	335,000	335,000
Goldman Sachs 0.500%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $67,000,931 (collateralized by various U.S. Treasury obligations, ranging in par value $7,063,600 - $53,292,000, 0.625% - 2.125%, 11/30/17 - 12/31/22; with total market value $68,340,079)	67,000	67,000

SEI Daily Income Trust / Annual Report / January 31, 2017	11

SCHEDULE OF INVESTMENTS

Government Fund (Concluded)

January 31, 2017

Description	Face Amount (Thousands)	Value ($ Thousands)

Merrill Lynch 0.550%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $150,002,292 (collateralized by various GNMA obligations, ranging in par value $8,506,847 - $135,896,874, 3.500% - 4.000%, 09/20/46 - 01/20/47; with total market value $153,000,000)	$150,000	$150,000
Mizuho Securities 0.560%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $50,000,778 (collateralized by various U.S. Treasury obligations, ranging in par value $1,924,800 - $40,148,000, 2.125% - 4.500%, 05/15/17 - 08/15/21; with total market value $51,000,036)	50,000	50,000
MUFG Securities 0.520%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $480,006,933 (collateralized by various U.S. Treasury obligations, ranging in par value $99 - $234,816,400, 0.000% - 8.875%, 06/08/17 - 02/15/45; with total market value $489,600,000)	480,000	480,000
RBC Capital 0.520%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $50,000,722 (collateralized by various U.S. Treasury obligations, ranging in par value $870,900 - $46,976,000, 0.000% - 2.000%, 12/31/20 - 08/15/23; with total market value $51,000,071)	50,000	50,000
RBC Capital 0.530%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $105,001,545 (collateralized by various FMAC, FNMA and GNMA obligations, ranging in par value $3,852 - $52,023,631, 2.182% - 5.744%, 06/01/28 - 01/01/47; with total market value $109,224,756)	105,000	105,000
Societe Generale 0.530%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $116,001,708 (collateralized by various U.S. Treasury obligations, ranging in par value $100 - $60,662,400, 0.000% - 2.250%, 06/22/17 - 01/31/24; with total market value $118,320,034)	116,000	116,000

Description	Face Amount (Thousands)	Value ($ Thousands)
TD Securities 0.530%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $205,003,018 (collateralized by various U.S. Treasury obligations, ranging in par value $891,000 - $16,474,000, 0.000% - 5.375%, 09/15/17 - 08/15/45; with total market value $209,100,043)	$205,000	$205,000
TD Securities 0.550%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $215,003,285 (collateralized by various U.S. Treasury obligations, ranging in par value $13,898,976 - $149,503,008, 3.000% - 4.000%, 12/01/26 - 12/01/46; with total market value $221,451,000)	215,000	215,000

Total Repurchase Agreements (Cost $2,870,000) ($ Thousands)		2,870,000

Total Investments - 98.4% (Cost $7,779,444) ($ Thousands)		$7,779,444

Percentages are based on Net Assets of $7,902,566($ Thousands).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2017. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	The rate reported is the effective yield at the time of purchase.

(C)	Tri-Party Repurchase Agreement.

DN — Discount Note

FFCB — FederaL Form Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Fannie Mac

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

As of January 31, 2017, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2-Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

12	SEI Daily Income Trust / Annual Report / January 31, 2017

SCHEDULE OF INVESTMENTS

Government II Fund

January 31, 2017

Description	Face Amount (Thousands)	Value ($Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 57.1%
FFCB
0.811%, 02/02/2017 (A)	$133	$133
0.813%, 02/05/2017 (A)	19,165	19,164
0.803%, 02/05/2017 (A)	6,250	6,250
0.776%, 02/06/2017 (A)	3,904	3,904
0.590%, 02/06/2017	10,000	10,000
0.801%, 02/08/2017 (A)	380	380
0.796%, 02/08/2017 (A)	2,080	2,080
0.811%, 02/09/2017 (A)	20,185	20,199
0.756%, 02/09/2017 (A)	7,665	7,665
0.823%, 02/10/2017 (A)	10,000	9,999
0.797%, 02/13/2017 (A)	23,750	23,753
0.777%, 02/13/2017 (A)	2,550	2,548
0.737%, 02/13/2017 (A)	9,925	9,925
0.787%, 02/16/2017 (A)	3,228	3,228
0.818%, 02/17/2017 (A)	360	360
0.788%, 02/17/2017 (A)	5,260	5,265
0.822%, 02/20/2017 (A)	5,455	5,455
0.807%, 02/20/2017 (A)	6,968	6,969
0.747%, 02/20/2017 (A)	4,360	4,360
0.781%, 02/23/2017 (A)	4,100	4,100
0.820%, 02/24/2017 (A)	5,170	5,170
0.801%, 02/25/2017 (A)	9,011	9,013
0.933%, 02/26/2017 (A)	6,740	6,751
0.803%, 02/26/2017 (A)	1,285	1,285
0.831%, 02/27/2017 (A)	3,030	3,030
0.816%, 02/28/2017 (A)	50	50
0.806%, 02/28/2017 (A)	9,955	9,955
0.676%, 02/28/2017 (A)	6,565	6,564
FFCB DN (B)
0.542%, 02/10/2017	9,190	9,189
0.470%, 02/15/2017	13,265	13,262
0.502%, 02/17/2017	2,510	2,510
0.542%, 02/21/2017	20,000	19,994
0.542%, 03/07/2017	3,915	3,913
0.502%, 03/16/2017	14,360	14,351
0.532%, 03/23/2017	7,417	7,411
0.593%, 03/30/2017	7,905	7,898
0.517%, 03/31/2017	20,000	19,983
0.501%, 05/04/2017	16,510	16,489
0.603%, 07/11/2017	465	464
0.866%, 11/06/2017	25,790	25,619
0.877%, 11/09/2017	10,161	10,092
0.939%, 01/04/2018	10,000	9,913
0.867%, 01/11/2018	8,905	8,832

Description	Face Amount (Thousands)	Value ($Thousands)
FHLB
0.599%, 02/02/2017 (A)	$9,495	$9,495
0.592%, 02/04/2017 (A)	9,270	9,270
0.771%, 02/05/2017 (A)	5,000	5,000
0.821%, 02/07/2017 (A)	45,000	45,000
0.726%, 02/09/2017 (A)	19,000	19,000
0.593%, 02/10/2017 (A)	15,500	15,499
0.822%, 02/14/2017 (A)	5,375	5,375
0.737%, 02/14/2017 (A)	7,265	7,265
0.742%, 02/15/2017 (A)	17,745	17,744
0.777%, 02/20/2017 (A)	3,500	3,500
0.791%, 02/21/2017 (A)	1,315	1,315
0.766%, 02/21/2017 (A)	6,000	6,000
0.716%, 02/22/2017 (A)	6,000	6,000
0.830%, 02/24/2017 (A)	16,120	16,120
0.700%, 02/24/2017	10,000	10,001
0.771%, 02/25/2017 (A)	5,245	5,245
0.685%, 02/25/2017 (A)	10,030	10,030
0.771%, 03/01/2017 (A)	14,080	14,080
0.734%, 03/02/2017 (A)	4,000	4,000
0.828%, 03/15/2017 (A)	15,090	15,090
0.936%, 03/18/2017 (A)	5,000	5,000
0.967%, 04/26/2017 (A)	20,000	19,999
0.947%, 04/26/2017 (A)	7,360	7,360
0.957%, 04/27/2017 (A)	21,140	21,140
0.570%, 05/04/2017	6,890	6,890
0.625%, 05/30/2017	19,735	19,738
FHLB DN (B)
0.576%, 05/22/2013	18,000	17,968
0.451%, 02/01/2017	38,420	38,420
0.451%, 02/02/2017	6,420	6,420
0.475%, 02/03/2017	73,800	73,798
0.471%, 02/10/2017	17,275	17,273
0.479%, 02/15/2017	24,295	24,290
0.521%, 02/22/2017	11,970	11,966
0.501%, 02/23/2017	19,905	19,899
0.519%, 02/24/2017	6,770	6,768
0.531%, 02/27/2017	7,695	7,692
0.521%, 03/10/2017	18,000	17,991
0.549%, 03/22/2017	33,650	33,625
0.546%, 03/23/2017	18,500	18,486
0.551%, 03/29/2017	11,000	10,991
0.536%, 03/31/2017	53,645	53,599
0.551%, 04/03/2017	11,140	11,130
0.576%, 04/10/2017	8,305	8,296
0.501%, 04/12/2017	31,020	30,988
0.541%, 04/21/2017	16,070	16,051
0.552%, 05/01/2017	10,000	9,987
0.551%, 05/12/2017	14,690	14,667
0.571%, 06/09/2017	16,110	16,077
0.609%, 07/14/2017	27,000	26,926
0.001%, 08/02/2017	15,455	15,404

Total U.S. Government Agency Obligations (Cost $1,171,343) ($ Thousands)		1,171,343

SEI Daily Income Trust / Annual Report / January 31, 2017	13

SCHEDULE OF INVESTMENTS

Government II Fund (Concluded)

January 31, 2017

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 43.4%
U.S. Treasury Bills (B)
0.443%, 02/02/2017	$235,125	$235,122
0.465%, 02/09/2017	235,000	234,976
0.491%, 03/02/2017	75,000	74,970
0.480%, 03/09/2017	70,000	69,966
0.516%, 03/23/2017	83,000	82,941
0.506%, 04/27/2017	100,000	99,881
0.551%, 06/08/2017	26,645	26,593
U.S. Treasury Notes
0.674%, 02/07/2017 (A)	14,000	14,006
1.000%, 03/31/2017	11,900	11,909
0.625%, 06/30/2017	11,830	11,832
0.875%, 10/15/2017	22,410	22,424
4.250%, 11/15/2017	5,375	5,519

Total U.S. Treasury Obligations (Cost $890,139) ($ Thousands)		890,139

Total Investments — 100.5% (Cost $2,061,482) ($ Thousands)		$2,061,482

Percentages are based on a Net Assets of $2,051,398($ Thousands).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2017. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	The rate reported is the effective yield at time of purchase.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

As of January 31, 2017, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2-Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	SEI Daily Income Trust / Annual Report / January 31, 2017

SCHEDULE OF INVESTMENTS

Treasury Fund

January 31, 2017

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 53.9%
U.S. Treasury Bills (A)
0.541%, 03/16/2017	$1,500	$1,499
0.496%, 03/23/2017	5,370	5,366
0.531%, 04/06/2017	2,000	1,998
0.496%, 04/13/2017	1,000	999
0.471%, 04/20/2017	3,000	2,997
0.506%, 04/27/2017	6,000	5,993
0.551%, 06/08/2017	1,645	1,642
0.608%, 07/20/2017	2,155	2,149
0.678%, 10/12/2017	895	891
U.S. Treasury Notes
0.778%, 02/07/2017 (B)	1,000	1,000
0.696%, 02/07/2017 (B)	8,500	8,499
0.676%, 02/07/2017 (B)	2,830	2,830
0.583%, 02/07/2017 (B)	5,520	5,519
0.625%, 02/15/2017	2,160	2,160
0.750%, 03/15/2017	905	905
1.000%, 03/31/2017	880	881
0.500%, 03/31/2017	2,160	2,160
0.625%, 05/31/2017	2,000	2,000
2.500%, 06/30/2017	350	353
0.750%, 06/30/2017	350	350
0.625%, 06/30/2017	2,395	2,395
4.750%, 08/15/2017	255	261
0.875%, 08/15/2017	35	35
0.625%, 08/31/2017	690	690
0.875%, 10/15/2017	1,485	1,486
4.250%, 11/15/2017	1,470	1,509
0.875%, 11/30/2017	85	85

Total U.S. Treasury Obligations (Cost $56,652) ($ Thousands)		56,652

REPURCHASE AGREEMENTS (C) — 41.0%
Bank of Montreal 0.520%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $5,000,072 (collateralized by various U.S. Treasury obligations, ranging in par value $3,700 - $2,230,000, 0.000% - 3.625%, 03/15/18 - 02/15/46; with total market value $5,100,097)_	5,000	5,000

Description	Face Amount (Thousands)	Value ($ Thousands)

Bank of Nova Scotia 0.540%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $3,000,045 (collateralized by a U.S. Treasury Note, par value $3,047,800, 1.500%, 11/30/19; with total market value $3,060,098)	$3,000	$3,000
BNP Paribas 0.540%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $3,000,045 (collateralized by various U.S. Treasury obligations, ranging in par value $100 - $1,630,000, 0.000% - 2.250%, 02/15/19 - 08/15/46; with total market value $3,060,000)	3,000	3,000
Citigroup Global 0.540%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $2,000,030 (collateralized by a U.S. Treasury Note, par value $2,043,900, 1.125%, 01/31/19; with total market value $2,040,068)	2,000	2,000
Credit Agricole 0.540%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $4,000,060 (collateralized by a U.S. Treasury Note, par value $4,092,800, 1.375%, 01/31/20; with total market value $4,080,010)	4,000	4,000
Goldman Sachs 0.500%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $5,000,069 (collateralized by a U.S. Treasury Note, par value $4,878,400, 3.875%, 05/15/18; with total market value $5,100,028)	5,000	5,000
Merrill Lynch 0.540%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $2,000,030 (collateralized by a U.S. Treasury Note, par value $2,046,400, 1.875%, 01/31/22; with total market value $2,040,005)	2,000	2,000
MUFG Securities 0.520%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $5,000,072 (collateralized by various U.S. Treasury obligations, ranging in par value $100 - $5,247,700, 1.125% - 6.625%, 09/30/21 - 11/15/28; with total market value $5,100,047)	5,000	5,000
RBC Capital 0.520%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $5,000,072 (collateralized by various U.S. Treasury obligations, ranging in par value $101,000 - $3,965,400, 0.000% - 2.000%, 02/15/19 - 08/15/25; with total market value $5,100,036)	5,000	5,000

SEI Daily Income Trust / Annual Report / January 31, 2017	15

SCHEDULE OF INVESTMENTS

Treasury Fund (Concluded)

January 31, 2017

Description	Face Amount (Thousands)	Value ($ Thousands)

Societe Generale 0.530%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $4,000,059 (collateralized by a U.S. Treasury Note, par value $4,026,200, 2.375%, 08/15/24; with total market value $4,080,018)	$4,000	$4,000
TD Securities 0.530%, dated 01/31/17, to be repurchased on 02/01/17, repurchase price $5,000,073 (collateralized by a U.S. Treasury Note, par value $4,888,000, 4.750%, 08/15/17; with total market value $5,100,026)	5,000	5,000

Total Repurchase Agreements (Cost $43,000) ($ Thousands)		43,000

Total Investments — 94.9% (Cost $99,652) ($ Thousands)		$99,652

Percentages are based on Net Assets of $105,049 ($ Thousands).

(A)	The rate reported is the effective yield at the time of purchase.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2017.

(C)	Tri-Party Repurchase Agreement.

As of January 31, 2017, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	SEI Daily Income Trust / Annual Report / January 31, 2017

SCHEDULE OF INVESTMENTS

Treasury II Fund

January 31, 2017

Description	Face Amount (Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.3%
U.S. Treasury Bills (A)
0.407%,02/02/2017	$65,000	$64,999
0.461%,02/09/2017	36,000	35,996
0.105%,02/16/2017	4,000	3,999
0.481%,02/23/2017	4,430	4,428
0.491%,03/02/2017	44,000	43,983
0.485%,03/09/2017	50,000	49,976
0.532%,03/16/2017	33,400	33,379
0.516%,03/23/2017	27,000	26,981
0.531%,04/06/2017	15,000	14,986
0.496%,04/13/2017	7,000	6,993
0.471%,04/20/2017	7,000	6,993
0.506%,04/27/2017	50,000	49,940
0.506%,05/04/2017	25,570	25,537
0.608%,07/20/2017	9,845	9,817
0.592%,10/12/2017	2,605	2,593
U.S. Treasury Notes
0.778%,02/07/2017 (B)	2,000	2,000
0.696%,02/07/2017 (B)	30,000	30,001
0.676%,02/07/2017 (B)	11,940	11,940
0.674%,02/07/2017 (B)	5,620	5,616
0.583%,02/07/2017 (B)	15,035	15,033
0.625%,02/15/2017	13,140	13,141
0.750%,03/15/2017	2,465	2,466
1.000%,03/31/2017	4,880	4,884
0.500%,03/31/2017	7,840	7,840
0.625%,05/31/2017	7,000	7,001
2.500%,06/30/2017	870	876
0.750%,06/30/2017	870	870
0.625%,06/30/2017	10,200	10,201
4.750%,08/15/2017	1,035	1,057
0.875%,08/15/2017	150	150
0.625%,08/31/2017	12,405	12,401
0.875%,10/15/2017	6,655	6,659
4.250%,11/15/2017	6,120	6,282
0.875%,11/30/2017	385	385

Total U.S. Treasury Obligations (Cost $519,403) ($ Thousands)		519,403

Total Investments — 99.3% (Cost $519,403) ($ Thousands)		$519,403

Percentages are based on a Net Assets of $523 ,306 ($ Thousands).

(A)	The rate reported is the effective yield at time of purchase.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2017. The demand and interest rate reset features give this security a shorter effective maturity date.

As of January 31, 2017, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2017	17

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund

January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 54.0%

Consumer Discretionary — 0.9%
AutoZone
1.625%, 04/21/2019	$465	$461
NBCUniversal Enterprise
1.707%, 04/15/2018 (A) (B)	825	831
Thomson Reuters
1.650%, 09/29/2017	645	646
Time Warner Cable
5.850%, 05/01/2017	800	809

		2,747

Consumer Staples — 2.7%
Anheuser-Busch InBev Finance
1.900%, 02/01/2019	280	280
1.286%, 02/02/2017 (A)	700	702
Anheuser-Busch InBev Worldwide
1.724%, 02/01/2017 (A)	900	906
CVS Health
1.900%, 07/20/2018	350	351
JM Smucker
1.750%, 03/15/2018	135	135
Kroger MTN
1.500%, 09/30/2019	800	789
Molson Coors Brewing
1.450%, 07/15/2019	775	765
Mondelez International
1.406%, 02/01/2017 (A)	450	450
Mondelez International Holdings Netherlands
1.649%, 10/28/2019 (A) (B)	1,570	1,575
Reynolds American
2.300%, 06/12/2018	645	649
Walgreens Boots Alliance
1.750%, 11/17/2017	885	887
1.750%, 05/30/2018	930	932

		8,421

Energy — 4.0%
Anadarko Petroleum
8.700%, 03/15/2019	350	398

Description	Face Amount (Thousands)	Market Value ($ Thousands)
6.950%, 06/15/2019	$235	$261
BP Capital Markets PLC (A)
1.627%, 03/26/2017	450	452
1.392%, 02/10/2017	750	751
1.327%, 02/13/2017	400	400
ConocoPhillips
1.500%, 05/15/2018	340	339
Enbridge
1.384%, 03/03/2017 (A)	540	540
Energy Transfer Partners
2.500%, 06/15/2018	750	755
Exxon Mobil
1.439%, 03/01/2018	600	601
Kinder Morgan
2.000%, 12/01/2017	225	226
Noble Energy
8.250%, 03/01/2019	700	784
ONEOK Partners
2.000%, 10/01/2017	600	601
Schlumberger Holdings
1.900%, 12/21/2017 (B)	750	753
Schlumberger Norge
1.250%, 08/01/2017 (B)	145	145
Shell International Finance BV
1.375%, 05/10/2019	800	794
1.303%, 03/12/2017 (A)	1,170	1,174
Statoil (A)
1.343%, 02/08/2017	550	553
1.087%, 02/09/2017	870	871
Suncor Energy
6.100%, 06/01/2018	325	343
Total Capital International
1.452%, 02/12/2017 (A)	400	402
TransCanada PipeLines
1.808%, 04/12/2017 (A)	1,185	1,192

		12,335

Financials — 32.0%
ABN AMRO Bank
1.664%, 04/18/2017 (A) (B)	1,145	1,148
AIG Global Funding MTN
1.650%, 12/15/2017 (B)	680	682
American Express Credit MTN
1.875%, 11/05/2018	750	752
1.296%, 03/22/2017 (A)	455	455
1.212%, 03/05/2017 (A)	1,200	1,201
American Express Credit
1.543%, 03/18/2017 (A)	300	301
American Honda Finance MTN
1.741%, 02/22/2017 (A)	935	946
1.700%, 02/22/2019	650	648

18	SEI Daily Income Trust / Annual Report / January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Australia & New Zealand Banking Group
1.466%, 02/15/2017 (A)	$375	$376
Banco Santander Chile
1.915%, 04/11/2017 (A) (B)	500	499
Bank Nederlandse Gemeenten MTN
1.093%, 07/14/2017 (A) (B)	2,800	2,800
Bank of America
5.300%, 03/15/2017	600	603
2.063%, 04/15/2017 (A)	750	756
1.263%, 03/15/2017 (A)	695	695
Bank of America MTN
5.650%, 05/01/2018	90	94
2.221%, 04/21/2017 (A)	625	633
2.190%, 04/20/2017 (A)	400	401
2.000%, 01/11/2018	160	161
1.700%, 08/25/2017	700	701
1.540%, 02/25/2017 (A)	700	702
Bank of Montreal MTN
1.609%, 04/09/2017 (A)	825	828
Bank of Montreal
1.400%, 04/10/2018	750	749
Bank of New York Mellon MTN
1.386%, 03/06/2018 (A)	350	351
Bank of Nova Scotia
2.125%, 09/11/2019	765	767
1.853%, 04/15/2017 (A)	1,085	1,096
1.300%, 07/21/2017	400	400
Bank of Tokyo-Mitsubishi UFJ (B)
1.450%, 09/08/2017	325	325
1.261%, 03/08/2017 (A)	325	325
Barclays Bank PLC MTN
6.050%, 12/04/2017 (B)	500	516
BB&T MTN (A)
1.567%, 03/27/2017	400	401
1.546%, 02/01/2017	350	352
Berkshire Hathaway
1.150%, 08/15/2018	400	398
Berkshire Hathaway Finance
1.450%, 03/07/2018	650	651
1.318%, 04/13/2017 (A)	565	567
BMW US Capital LLC
1.373%, 03/13/2017 (A) (B)	1,505	1,505
Branch Banking & Trust
1.482%, 04/18/2017 (A)	855	856
1.450%, 05/10/2019	590	584
Canadian Imperial Bank of Commerce
1.466%, 03/06/2017 (A)	980	981
Capital One (A)
2.189%, 04/30/2017	500	502
2.056%, 02/17/2017	800	808
1.721%, 03/13/2017	500	502

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Citigroup
1.779%, 04/08/2017 (A)	$700	$702
1.727%, 04/27/2017 (A)	1,250	1,254
1.700%, 04/27/2018	300	300
1.630%, 02/24/2017 (A)	330	331
Citizens Bank MTN
1.600%, 12/04/2017	1,000	1,000
Commonwealth Bank of Australia
1.521%, 02/07/2017 (A) (B)	750	751
Cooperatieve Rabobank
1.840%, 04/10/2017 (A)	800	802
Credit Agricole MTN
1.923%, 03/10/2017 (A) (B)	950	954
Credit Suisse
1.700%, 04/27/2018	750	749
Credit Suisse MTN (A)
1.729%, 04/29/2017	500	501
1.427%, 02/27/2017	1,135	1,136
Daimler Finance North America LLC (B)
1.746%, 08/01/2018 (A)	400	402
1.739%, 04/05/2017 (A)	845	850
1.500%, 07/05/2019	750	740
Danske Bank
1.526%, 03/06/2017 (A) (B)	600	600
Deutsche Bank
1.582%, 02/13/2017 (A)	350	349
1.350%, 05/30/2017	650	649
DNB Boligkreditt
1.450%, 03/21/2018 (B)	2,500	2,495
European Investment Bank
0.875%, 04/18/2017	1,600	1,600
Fifth Third Bank
1.587%, 03/27/2017 (A)	1,625	1,625
Fifth Third Bank MTN
1.821%, 02/20/2017 (A)	400	402
Ford Motor Credit LLC
2.009%, 04/10/2017 (A)	750	752
1.897%, 08/12/2019	350	345
1.863%, 03/15/2017 (A)	1,220	1,225
1.783%, 03/12/2017 (A)	500	501
1.724%, 12/06/2017	350	350
General Motors Financial
2.400%, 04/10/2018	1,025	1,029
Goldman Sachs Group
2.375%, 01/22/2018	1,450	1,460
2.241%, 03/27/2017 (A)	525	528
2.142%, 04/26/2017 (A)	750	749
1.757%, 03/13/2017 (A)	1,200	1,201
HSBC Bank PLC
1.546%, 02/15/2017 (A) (B)	1,550	1,554
HSBC USA
1.300%, 06/23/2017	600	600

SEI Daily Income Trust / Annual Report / January 31, 2017	19

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Huntington National Bank
2.200%, 11/06/2018	$1,010	$1,014
Hyundai Capital America MTN (B)
2.000%, 03/19/2018	165	165
2.000%, 07/01/2019	300	297
ING Bank
1.688%, 04/02/2017 (A) (B)	300	301
International Bank for Reconstruction & Development
1.125%, 07/18/2017	400	400
Jackson National Life Global Funding
1.875%, 10/15/2018 (B)	400	401
JPMorgan Chase (A)
1.996%, 04/23/2017	500	506
1.938%, 04/25/2017	1,570	1,579
1.669%, 04/28/2017	500	502
KeyBank
2.350%, 03/08/2019	250	252
1.726%, 02/22/2017 (A)	750	752
Manufacturers & Traders Trust
1.400%, 07/25/2017	450	451
1.338%, 04/25/2017 (A)	350	350
Metropolitan Life Global Funding I (B)
1.500%, 01/10/2018	220	220
1.423%, 03/19/2017 (A)	1,000	1,002
Mizuho Bank
1.447%, 03/25/2017 (A) (B)	580	580
Morgan Stanley MTN
5.950%, 12/28/2017	140	145
2.318%, 04/25/2017 (A)	900	910
Morgan Stanley (A)
2.210%, 04/20/2017	475	477
1.893%, 04/24/2017	625	629
New York Life Global Funding
1.433%, 04/24/2017 (A) (B)	600	601
Nissan Motor Acceptance MTN (B)
1.602%, 04/13/2017 (A)	1,000	1,001
1.500%, 03/02/2018	300	299
1.492%, 03/03/2017 (A)	245	245
PNC Bank
1.800%, 11/05/2018	1,600	1,603
1.450%, 07/29/2019	350	346
Pricoa Global Funding I
1.350%, 08/18/2017 (B)	550	550
Principal Life Global Funding II
1.200%, 05/19/2017 (B)	370	370
Principal Life Global Funding II MTN
1.125%, 02/24/2017 (B)	300	300
Protective Life Global Funding
1.722%, 04/15/2019 (B)	355	352
Prudential Financial MTN
6.000%, 12/01/2017	1,320	1,369

Description	Face Amount (Thousands)	Market Value ($ Thousands)

1.686%, 08/15/2018 (A)	$750	$753
Santander Bank
2.000%, 01/12/2018	380	380
1.948%, 04/12/2017 (A)	1,000	1,001
Santander Holdings USA
2.380%, 02/24/2017 (A)	720	726
Santander UK PLC
1.407%, 03/29/2017 (A)	350	350
Societe Generale MTN
2.078%, 10/01/2018 (A)	700	706
Standard Chartered PLC MTN
1.663%, 04/17/2017 (A) (B)	900	897
Sumitomo Mitsui Banking (A)
1.695%, 04/19/2017	300	300
1.558%, 04/11/2017	650	650
Sumitomo Mitsui Banking MTN
1.964%, 04/18/2017 (A)	850	854
SunTrust Bank (A)
1.556%, 04/30/2017	1,835	1,838
1.346%, 02/15/2017	300	300
Svenska Handelsbanken MTN
1.436%, 03/06/2017 (A)	400	400
Synchrony Financial
2.111%, 02/02/2017 (A)	600	594
1.875%, 08/15/2017	255	255
Toronto-Dominion Bank
2.250%, 09/25/2019 (B)	1,070	1,077
Toronto-Dominion Bank MTN
1.881%, 04/22/2017 (A)	1,015	1,023
1.581%, 04/23/2017 (A)	400	402
1.450%, 08/13/2019	550	543
1.124%, 02/02/2017 (A)	750	750
Toyota Motor Credit MTN
1.464%, 04/18/2017 (A)	400	402
1.200%, 04/06/2018	600	598
UBS MTN (A)
1.697%, 03/26/2017	1,470	1,476
1.542%, 02/14/2017	450	452
US Bancorp MTN
1.438%, 04/25/2017 (A)	400	401
US Bank MTN
1.619%, 04/29/2017 (A)	550	552
US Bank
1.400%, 04/26/2019	350	347
Volkswagen Group of America Finance LLC (B)
1.386%, 02/22/2017 (A)	650	647
1.351%, 02/20/2017 (A)	1,575	1,571
1.250%, 05/23/2017	500	500
Voya Financial
2.900%, 02/15/2018	1,072	1,083
Wells Fargo MTN (A)
1.781%, 04/22/2017	550	554

20	SEI Daily Income Trust / Annual Report / January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

1.671%, 04/23/2017	$795	$798
1.601%, 03/06/2017	650	652
Wells Fargo
2.153%, 04/24/2017 (A)	400	402
Westpac Banking
1.633%, 04/17/2017 (A)	325	326
1.200%, 05/19/2017	275	275

		99,308

Health Care — 5.9%
AbbVie
1.800%, 05/14/2018	400	401
Actavis Funding SCS
2.350%, 03/12/2018	1,740	1,751
2.033%, 03/12/2017 (A)	975	981
1.300%, 06/15/2017	450	450
Aetna
1.700%, 06/07/2018	2,010	2,010
Amgen
2.125%, 05/15/2017	500	501
1.296%, 02/22/2017 (A)	1,150	1,151
Baxalta
1.776%, 03/22/2017 (A)	1,750	1,752
Bayer US Finance LLC
1.285%, 04/06/2017 (A) (B)	1,000	999
Becton Dickinson
1.800%, 12/15/2017	781	783
Catholic Health Initiatives
2.600%, 08/01/2018	270	273
1.600%, 11/01/2017	1,251	1,252
Celgene
2.125%, 08/15/2018	750	753
Express Scripts Holding
1.250%, 06/02/2017	600	600
Medtronic
1.500%, 03/15/2018	255	255
Province of Quebec Canada MTN
1.172%, 03/04/2017 (A)	1,660	1,661
Teva Pharmaceutical Finance Netherlands III
1.700%, 07/19/2019	740	727
1.400%, 07/20/2018	900	893
UnitedHealth Group
1.450%, 07/17/2017	500	501
Zimmer Biomet Holdings
1.450%, 04/01/2017	450	450

		18,144

Industrials — 2.0%
Air Lease
2.125%, 01/15/2018	230	231
2.125%, 01/15/2020	300	296

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Caterpillar Financial Services MTN
1.620%, 02/23/2017 (A)	$1,175	$1,182
Fortive
1.800%, 06/15/2019 (B)	260	258
GATX
1.250%, 03/04/2017	215	215
General Electric MTN (A)
1.708%, 04/02/2018	250	252
1.629%, 04/09/2017	580	586
Honeywell International
1.319%, 04/30/2017 (A)	800	801
Hutchison Whampoa International 14
1.625%, 10/31/2017 (B)	400	399
John Deere Capital MTN
1.275%, 04/15/2017 (A)	650	650
PACCAR Financial MTN
1.300%, 05/10/2019	160	159
Penske Truck Leasing LP
3.750%, 05/11/2017 (B)	550	554
United Technologies
1.384%, 02/01/2017 (A)	600	603

		6,186

Information Technology — 1.5%
Broadcom
2.375%, 01/15/2020 (B)	800	798
Cisco Systems (A)
1.511%, 02/21/2017	350	352
1.337%, 03/20/2017	400	401
eBay
2.500%, 03/09/2018	275	277
Fidelity National Information Services
2.850%, 10/15/2018	600	610
1.450%, 06/05/2017	170	170
Hewlett Packard Enterprise
2.929%, 03/06/2017 (A)	160	164
2.739%, 03/06/2017 (A)	955	963
2.450%, 10/05/2017	1,000	1,005

		4,740

Materials — 0.3%
Air Liquide Finance
1.375%, 09/27/2019 (B)	400	393
Monsanto
1.150%, 06/30/2017	500	500

		893

Real Estate — 1.0%
Simon Property Group
1.500%, 02/01/2018 (B)	1,470	1,470
Ventas Realty
1.250%, 04/17/2017	140	140

SEI Daily Income Trust / Annual Report / January 31, 2017	21

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

WEA Finance LLC
1.750%, 09/15/2017 (B)	$1,535	$1,537

		3,147

Telecommunications — 1.5%
AT&T
5.500%, 02/01/2018	1,070	1,110
1.928%, 03/31/2017 (A)	700	708
British Telecommunications PLC
1.250%, 02/14/2017	270	270
Verizon Communications
2.709%, 03/14/2017 (A)	720	736
1.375%, 08/15/2019	350	347
1.276%, 02/15/2017 (A)	1,520	1,517

		4,688

Utilities — 2.2%
DTE Energy
1.500%, 10/01/2019	435	428
Duke Energy
1.378%, 04/03/2017 (A)	1,150	1,151
Emera US Finance
2.150%, 06/15/2019	165	165
Exelon
1.550%, 06/09/2017	964	964
Hydro-Quebec
1.375%, 06/19/2017	1,125	1,125
NextEra Energy Capital Holdings
1.649%, 09/01/2018	95	95
Sempra Energy
1.625%, 10/07/2019	850	840
Southern
1.550%, 07/01/2018	300	299
1.300%, 08/15/2017	700	700
Southern Power
1.500%, 06/01/2018	715	712
Xcel Energy
1.200%, 06/01/2017	280	280

		6,759

Total Corporate Obligations (Cost $167,249) ($ Thousands)		167,368

ASSET-BACKED SECURITIES — 24.1%

Automotive — 12.0%
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	800	801
Ally Master Owner Trust, Ser 2014-4, Cl A1
1.168%, 02/15/2017 (A)	850	850

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	$1,275	$1,275
Ally Master Owner Trust, Ser 2014-5, Cl A2
1.600%, 02/15/2017	650	651
AmeriCredit Automobile Receivables Trust, Ser 2013-3, Cl D
3.000%, 07/08/2019	430	434
AmeriCredit Automobile Receivables Trust, Ser 2014-1, Cl A3
0.900%, 02/08/2019	42	42
AmeriCredit Automobile Receivables Trust, Ser 2014-2, Cl B
1.600%, 07/08/2019	1,320	1,321
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl B
1.880%, 03/09/2020	485	486
AmeriCredit Automobile Receivables Trust, Ser 2015-4, Cl A2A
1.260%, 04/08/2019	91	91
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl A2B
1.399%, 06/10/2019 (A)	342	343
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl A3
1.600%, 11/09/2020	190	189
AmeriCredit Automobile Receivables Trust, Ser 2016-3, Cl A3
1.460%, 02/08/2017	90	90
AmeriCredit Automobile Receivables Trust, Ser 2016-4, Cl A2A
1.340%, 02/08/2017	300	300
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/2022 (B)	10	10
ARI Fleet Lease Trust, Ser 2014-A, Cl A3
1.550%, 11/15/2022 (B)	450	450
California Republic Auto Receivables Trust, Ser 2013-1, Cl A2
1.410%, 09/17/2018 (B)	38	38
Capital Auto Receivables Asset Trust, Ser 2013- 3, Cl B
2.320%, 07/20/2018	306	307
CarMax Auto Owner Trust, Ser 2014-1, Cl A4
1.320%, 02/15/2017	710	710
CarMax Auto Owner Trust, Ser 2015-4, Cl A3
1.560%, 11/16/2020	750	750
CarMax Auto Owner Trust, Ser 2016-4, Cl A2
1.210%, 02/26/2017	765	764
Chesapeake Funding II LLC, Ser 2016-2A, Cl A2
1.768%, 06/15/2028 (A) (B)	800	804
Chesapeake Funding LLC, Ser 2014-1A, Cl A
1.072%, 02/07/2017 (A) (B)	991	988
Chesapeake Funding LLC, Ser 2015-1A, Cl B
1.716%, 02/09/2017 (A) (B)	460	456

22	SEI Daily Income Trust / Annual Report / January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Chrysler Capital Auto Receivables Trust, Ser 2015-BA, Cl A2
1.460%, 02/15/2017 (B)	$109	$109
Chrysler Capital Auto Receivables Trust, Ser 2016-BA, Cl A3
1.640%, 02/15/2017 (B)	735	731
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (B)	4	4
CPS Auto Receivables Trust, Ser 2014-C, Cl A
1.310%, 02/15/2019 (B)	41	41
CPS Auto Receivables Trust, Ser 2015-A, Cl A
1.530%, 07/15/2019 (B)	722	722
Credit Acceptance Auto Loan Trust, Ser 2014- 1A, Cl A
1.550%, 10/15/2021 (B)	34	34
Credit Acceptance Auto Loan Trust, Ser 2015- 1A, Cl A
2.000%, 07/15/2022 (B)	684	685
Credit Acceptance Auto Loan Trust, Ser 2015- 2A, Cl A
2.400%, 02/15/2023 (B)	500	501
DT Auto Owner Trust, Ser 2015-3A, Cl A
1.660%, 03/15/2019 (B)	137	137
DT Auto Owner Trust, Ser 2016-4A, Cl A
1.440%, 11/15/2019 (B)	706	704
Enterprise Fleet Financing LLC, Ser 2014-2, Cl A2
1.050%, 03/20/2020 (B)	502	501
Enterprise Fleet Financing LLC, Ser 2016-2, Cl A2
1.740%, 02/22/2017 (B)	255	254
Ford Credit Auto Lease Trust, Ser 2015-B, Cl B
1.920%, 02/16/2017	300	300
Ford Credit Auto Owner Trust, Ser 2016-C, Cl A2A
1.040%, 09/15/2019	600	599
Ford Credit Floorplan Master Owner Trust A, Ser 2014-1, Cl A2
1.168%, 02/17/2017 (A)	375	375
Ford Credit Floorplan Master Owner Trust A, Ser 2016-4, Cl A
1.298%, 02/15/2017 (A)	290	291
Ford Credit Floorplan Master Owner Trust A, Ser 2016-5, Cl A1
1.950%, 02/13/2017	450	448
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl B
1.400%, 02/15/2019	80	80
Ford Credit Floorplan Master Owner Trust, Ser 2015-4, Cl A2
1.304%, 08/15/2020 (A)	1,050	1,053

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GE Dealer Floorplan Master Note Trust, Ser 2014-2, Cl A
1.189%, 02/20/2017 (A)	$665	$665
GLS Auto Receivables Trust, Ser 2016-1A, Cl A
2.730%, 02/15/2017 (B)	212	211
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl A3
1.530%, 02/25/2017	736	737
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl B
2.140%, 06/20/2019	1,080	1,082
GM Financial Automobile Leasing Trust, Ser 2016-1, Cl A3
1.640%, 07/20/2019	800	800
GM Financial Automobile Leasing Trust, Ser 2016-2, Cl A3
1.620%, 09/20/2019	230	230
GM Financial Automobile Leasing Trust, Ser 2016-3, Cl A3
1.610%, 12/20/2019	800	798
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
1.038%, 02/15/2017 (A) (B)	1,905	1,906
Hertz Fleet Lease Funding, Ser 2013-3, Cl B
1.714%, 02/10/2017 (A) (B)	765	765
Huntington Auto Trust, Ser 2016-1, Cl A2
1.290%, 02/28/2017	435	435
Hyundai Auto Lease Securitization Trust, Ser 2016-B, Cl A3
1.520%, 02/15/2017 (B)	180	180
M&T Bank Auto Receivables Trust, Ser 2013-1A, Cl A4
1.570%, 08/15/2018 (B)	329	329
Mercedes-Benz Auto Lease Trust, Ser 2015-B, Cl A3
1.340%, 02/14/2017	755	756
Mercedes-Benz Auto Lease Trust, Ser 2016-B, Cl A2
1.150%, 01/15/2019	265	265
Nissan Auto Receivables Owner Trust, Ser 2015-C, Cl A2A
0.870%, 11/15/2018	198	198
Nissan Auto Receivables Owner Trust, Ser 2016-B, Cl A2A
1.050%, 04/15/2019	175	175
Nissan Master Owner Trust Receivables, Ser 2016-A, Cl A2
1.540%, 06/15/2021	395	391
Prestige Auto Receivables Trust, Ser 2013-1A, Cl B
1.740%, 05/15/2019 (B)	540	540

SEI Daily Income Trust / Annual Report / January 31, 2017	23

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Prestige Auto Receivables Trust, Ser 2014-1A, Cl B
1.910%, 02/15/2017 (B)	$1,450	$1,452
Prestige Auto Receivables Trust, Ser 2015-1, Cl A3
1.530%, 02/15/2021 (B)	406	406
Prestige Auto Receivables Trust, Ser 2016-1A, Cl A2
1.780%, 02/15/2017 (B)	193	193
Prestige Auto Receivables Trust, Ser 2016-2A, Cl A2
1.460%, 07/15/2020 (B)	680	678
Santander Drive Auto Receivables Trust, Ser 2013-1, Cl C
1.760%, 01/15/2019	368	368
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl D
2.570%, 03/15/2019	600	604
Santander Drive Auto Receivables Trust, Ser 2014-4, Cl D
3.100%, 11/16/2020	600	609
Toyota Auto Receivables Owner Trust, Ser 2016-B, Cl A3
1.300%, 02/11/2017	100	100
Volkswagen Credit Auto Master Trust, Ser 2014-1A, Cl A1
0.912%, 02/20/2017 (A) (B)	400	399
Volvo Financial Equipment LLC, Ser 2014-1A, Cl A3
0.820%, 04/16/2018 (B)	43	43
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl C
2.240%, 04/15/2020 (B)	179	179
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl B
1.680%, 11/16/2020 (B)	257	256
Westlake Automobile Receivables Trust, Ser 2015-2A, Cl A2A
1.280%, 02/15/2017 (B)	79	79
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl A2
1.570%, 06/17/2019 (B)	255	255
Westlake Automobile Receivables Trust, Ser 2016-2A, Cl B
2.300%, 11/15/2019 (B)	350	350
Wheels SPV 2, Ser 2014-1A, Cl A2
0.840%, 03/20/2023 (B)	18	18
World Omni Auto Receivables Trust, Ser 2015- B, Cl A2A
0.960%, 02/14/2017	258	258
World Omni Auto Receivables Trust, Ser 2016-B, Cl A2
1.100%, 01/15/2020	190	190

Description	Face Amount (Thousands)	Market Value ($ Thousands)

World Omni Automobile Lease Securitization Trust, Ser 2014-A, Cl A4
1.370%, 02/15/2017	$500	$500

		37,119

Credit Card — 5.2%
BA Credit Card Trust, Ser 2015-A2, Cl A
1.360%, 09/15/2020	370	370
BA Credit Card Trust, Ser 2016-A1, Cl A
1.158%, 10/15/2021 (A)	370	371
Barclays Dryrock Issuance Trust, Ser 2014-1, Cl A
1.064%, 02/15/2017 (A)	605	605
Cabela’s Credit Card Master Note Trust, Ser 2013-2A, Cl A2
1.418%, 02/15/2017 (A) (B)	210	211
Cabela’s Credit Card Master Note Trust, Ser 2014-1, Cl A
1.054%, 02/15/2017 (A)	165	165
Cabela’s Credit Card Master Note Trust, Ser 2016-1, Cl A1
1.780%, 06/15/2022	305	304
Capital One Multi-Asset Execution Trust, Ser 2014-A1, Cl A1
1.218%, 02/15/2017 (A)	800	804
Capital One Multi-Asset Execution Trust, Ser 2014-A2, Cl A2
1.260%, 01/15/2020	678	678
Chase Issuance Trust, Ser 2007-B1, Cl B1
1.017%, 02/15/2017 (A)	450	450
Chase Issuance Trust, Ser 2007-C1, Cl C1
1.227%, 02/21/2017 (A)	800	800
Chase Issuance Trust, Ser 2012-A2, Cl A2
1.038%, 02/05/2017 (A)	1,100	1,101
Chase Issuance Trust, Ser 2016-A5, Cl A5
1.270%, 07/15/2021	500	494
Citibank Credit Card Issuance Trust, Ser 2013-A2, Cl A2
1.055%, 02/24/2017 (A)	1,150	1,152
Citibank Credit Card Issuance Trust, Ser 2014-A2, Cl A2
1.020%, 02/22/2019	415	415
Citibank Credit Card Issuance Trust, Ser 2014-A4, Cl A4
1.230%, 04/24/2019	650	650
Discover Card Execution Note Trust, Ser 2013-A1, Cl A1
1.068%, 02/15/2017 (A)	495	496
Discover Card Execution Note Trust, Ser 2014-A3, Cl A3
1.220%, 10/15/2019	870	870

24	SEI Daily Income Trust / Annual Report / January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Discover Card Execution Note Trust, Ser 2016- A2, Cl A2
1.244%, 02/19/2017 (A)	$500	$503
Evergreen Credit Card Trust Series, Ser 2016-1, Cl A
1.424%, 02/15/2017 (A) (B)	1,100	1,104
Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	1,650	1,653
Synchrony Credit Card Master Note Trust, Ser 2015-2, Cl A
1.600%, 04/15/2021	2,300	2,302
Trillium Credit Card Trust II, Ser 2016-1A, Cl A
1.481%, 05/26/2021 (A) (B)	620	623

		16,121

Miscellaneous Business Services — 6.6%
Apidos CLO XII, Ser 2013-12A, Cl A
1.980%, 04/15/2025 (A) (B)	600	598
Carlyle Global Market Strategies CLO, Ser 2014-1A, Cl AR
2.323%, 04/17/2017 (A) (B)	650	650
Cent CLO, Ser 2014-16A, Cl A1AR
2.007%, 02/03/2017 (A) (B)	486	486
Cent CLO, Ser 2014-20A, Cl A
2.362%, 01/25/2026 (A) (B)	600	600
CIFC Funding, Ser 2013-1A, Cl A1
2.030%, 04/16/2017 (A) (B)	485	485
CIFC Funding, Ser 2016-3A, Cl A2R
2.632%, 04/30/2017 (A) (B)	840	840
CNH Equipment Trust, Ser 2014-C, Cl A3
1.050%, 11/15/2019	68	68
CNH Equipment Trust, Ser 2016-B, Cl A2A
1.310%, 02/28/2017	238	238
Credit-Based Asset Servicing and Securitization LLC, Ser 2005-CB3, Cl M2
1.686%, 02/27/2017 (A)	622	616
Dryden XXXI Senior Loan Fund, Ser 2014-31A, Cl A
2.232%, 04/18/2017 (A) (B)	250	250
GreatAmerica Leasing Receivables, Ser 2015-1, Cl A3
1.540%, 07/20/2018 (B)	755	756
GSAMP Trust, Ser 2006-HE1, Cl A2D
1.066%, 02/25/2017 (A)	717	703
John Deere Owner Trust, Ser 2014-B, Cl A4
1.500%, 06/15/2021	415	415
Kubota Credit Owner Trust, Ser 2015-1A, Cl A2
0.940%, 02/15/2017 (B)	13	13
Limerock CLO II, Ser 2017-2A, Cl AR
2.310%, 04/18/2017 (A) (B)	800	800

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Madison Park Funding IV, Ser 2007-4A, Cl A1B
1.166%, 03/24/2017 (A) (B)	$420	$414
MMAF Equipment Finance LLC, Ser 2014-AA, Cl A3
0.870%, 01/08/2019 (B)	322	321
Nationstar HECM Loan Trust, Ser 2015-2A, Cl A
2.883%, 11/25/2025 (B)	47	47
Nationstar HECM Loan Trust, Ser 2016-1A, Cl A
2.981%, 02/25/2026 (B)	64	64
Nationstar HECM Loan Trust, Ser 2016-2A, Cl A
2.239%, 06/25/2026 (B)	126	126
Navient Student Loan Trust, Ser 2015-1, Cl A1
1.056%, 02/27/2017 (A)	265	265
Navient Student Loan Trust, Ser 2016-6A, Cl A1
1.251%, 04/20/2017 (A) (B)	271	271
New Residential Advance Receivables Trust, Ser 2016-T2, Cl AT2
2.575%, 02/25/2017 (B)	600	595
NYCTL Trust, Ser 2015-A, Cl A
1.340%, 11/10/2028 (B)	154	154
NYCTL Trust, Ser 2016-A, Cl A
1.470%, 02/10/2017 (B)	124	125
OCP CLO, Ser 2015-8A, Cl A1
2.553%, 04/30/2017 (A) (B)	500	500
Octagon Investment Partners XVI, Ser 2013- 1A, Cl A
2.000%, 04/17/2017 (A) (B)	550	549
OHA Credit Partners VIII, Ser 2013-8A, Cl A
2.001%, 04/21/2017 (A) (B)	360	360
Race Point VI CLO, Ser 2014-6A, Cl BR
3.080%, 02/24/2017 (A) (B)	425	425
Race Point VII CLO, Ser 2016-7A, Cl AR
1.200%, 11/08/2024 (A) (B)	1,000	999
SLM Student Loan Trust, Ser 2003-14, Cl A5
1.112%, 04/26/2017 (A)	59	59
SLM Student Loan Trust, Ser 2004-1, Cl A3
1.248%, 04/26/2017 (A)	486	485
SLM Student Loan Trust, Ser 2004-3, Cl A5
1.208%, 04/26/2017 (A)	359	358
SLM Student Loan Trust, Ser 2005-3, Cl A5
1.128%, 04/25/2017 (A)	661	659
SLM Student Loan Trust, Ser 2005-4, Cl A3
1.002%, 04/25/2017 (A)	405	401
SLM Student Loan Trust, Ser 2005-6, Cl A5A
0.992%, 04/25/2017 (A)	156	156
SLM Student Loan Trust, Ser 2006-4, Cl A5
0.982%, 04/25/2017 (A)	84	84
SLM Student Loan Trust, Ser 2008-5, Cl A4
2.582%, 04/25/2017 (A)	918	936
Sofi Consumer Loan Program LLC, Ser 2017-1, Cl A
3.280%, 01/26/2026 (B)	200	200

SEI Daily Income Trust / Annual Report / January 31, 2017	25

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (B)	$115	$115
SPS Servicer Advance Receivables Trust, Ser 2016-T1, Cl AT1
2.530%, 02/22/2017 (B)	605	603
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL3, Cl A2
0.986%, 02/25/2017 (A) (B)	91	91
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF1, Cl A1
0.921%, 02/25/2017 (A)	18	17
Symphony CLO VIII, Ser 2014-8A, Cl BR
2.626%, 01/09/2023 (A) (B)	475	475
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A) (B)	142	142
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A) (B)	136	137
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A) (B)	126	126
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 02/01/2017 (A) (B)	280	278
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A) (B)	419	416
Utah State Board of Regents, Ser 2016-1, Cl A
1.521%, 02/27/2017 (A)	457	457
Verizon Owner Trust, Ser 2016-1A, Cl A
1.420%, 01/20/2021 (B)	600	596
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 02/22/2017 (B)	365	363
Vibrant Clo III, Ser 2016-3A, Cl A1R
2.510%, 03/20/2017 (A) (B)	540	540

		20,427

Mortgage Related — 0.3%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
1.436%, 02/27/2017 (A)	182	180
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
1.476%, 02/27/2017 (A)	363	359
Ameriquest Mortgage Securities, Ser 2005-R1, Cl M1
1.431%, 02/25/2017 (A)	57	57
Bear Stearns Asset-Backed Securities Trust, Ser 2004-2, Cl A1
1.756%, 02/25/2017 (A)	56	56
Bear Stearns Asset-Backed-Securities Trust, Ser 2005-HE3, Cl M2
1.776%, 02/25/2017 (A)	217	215
HSBC Home Equity Loan Trust USA, Ser 2007-3, Cl APT
1.762%, 02/20/2017 (A)	124	124

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
1.256%, 02/25/2017 (A)	$89	$88
Option One Mortgage Loan Trust, Ser 2005-4, Cl A3
1.016%, 02/25/2017 (A)	8	8

		1,087

Total Asset-Backed Securities (Cost $74,817) ($ Thousands)		74,754

MORTGAGE-BACKED SECURITIES — 11.6%

Agency Mortgage-Backed Obligations — 4.3%
FHLMC
5.000%, 06/01/2026	564	589
4.500%, 09/01/2026	35	37
2.561%, 02/01/2017 (A)	49	51
2.550%, 02/01/2017 (A)	71	75
FHLMC Multifamily Structured Pass-Through Certificates, Ser K008, Cl A1
2.746%, 12/25/2019	329	332
FHLMC Multifamily Structured Pass-Through Certificates, Ser K011, Cl A1
2.917%, 08/25/2020	212	216
FHLMC Multifamily Structured Pass-Through Certificates, Ser K020, Cl A1
1.573%, 01/25/2022	336	334
FHLMC REMIC, Ser 2003-2641, Cl KW
4.500%, 07/15/2018	495	506
FHLMC REMIC, Ser 2003-2643, Cl MJ
4.500%, 07/15/2018	323	328
FHLMC REMIC, Ser 2003-2644, Cl EB
4.500%, 07/15/2018	349	357
FNMA
6.000%, 01/01/2027	23	26
5.000%, 05/01/2019 to 03/01/2025	1,417	1,464
3.000%, 12/01/2030	1,754	1,801
2.965%, 02/01/2017 (A)	10	11
2.842%, 02/01/2017 (A)	75	78
2.723%, 02/01/2017 (A)	27	28
2.582%, 02/01/2017 (A)	13	13
2.549%, 02/01/2017 (A)	6	6
2.528%, 02/01/2017 (A)	14	15
2.500%, 09/01/2023	517	526
2.108%, 02/01/2017 (A)	9	9
1.900%, 10/01/2019	350	351
1.097%, 03/27/2017	350	350
FNMA REMIC, Ser 1993-58, Cl H
5.500%, 04/25/2023	19	20
FNMA REMIC, Ser 2001-33, Cl FA
1.221%, 02/25/2017 (A)	16	16

26	SEI Daily Income Trust / Annual Report / January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

FNMA REMIC, Ser 2002-64, Cl FG
1.018%, 02/18/2017 (A)	$18	$18
FNMA REMIC, Ser 2002-77, Cl CB
5.000%, 12/25/2017	23	24
FNMA REMIC, Ser 2008-18, Cl HD
4.000%, 12/25/2018	26	26
FNMA REMIC, Ser 2011-24, Cl PC
4.000%, 10/25/2039	1,054	1,074
FNMA TBA
3.500%, 02/15/2030	850	885
FNMA, Ser 2011-M7, Cl A2
2.578%, 02/01/2017	428	432
FNMA, Ser 2015-MA, Cl ASQ2
1.626%, 02/25/2018	197	197
FREMF Mortgage Trust, Ser 2012-K502, Cl B
2.438%, 02/01/2017 (A) (B)	795	796
FREMF Mortgage Trust, Ser 2012-K705, Cl C
4.160%, 02/01/2017 (A) (B)	415	423
FREMF Mortgage Trust, Ser 2013-K502, Cl C
3.077%, 02/01/2017 (A) (B)	260	260
FREMF Mortgage Trust, Ser 2014-K503, Cl C
3.002%, 02/01/2017 (A) (B)	155	153
GNMA
2.125%, 02/01/2017 (A)	71	73
GNMA, Ser 2009-10, Cl JA
4.500%, 03/16/2034	36	37
GNMA, Ser 2011-62, Cl PA
3.000%, 01/20/2040	7	7
Mortgage-Linked Amortizing Notes, Ser 2012- 1, Cl A10
2.060%, 01/15/2022	107	108
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
1.102%, 02/04/2017 (A)	443	444
NCUA Guaranteed Notes, Ser 2010-R2, Cl 1A
1.022%, 02/06/2017 (A)	40	40
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A
1.102%, 02/04/2017 (A)	354	354
NCUA Guaranteed Notes, Ser 2011-R2, Cl 1A
1.052%, 02/09/2017 (A)	82	82
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
1.064%, 02/09/2017 (A)	202	202
NCUA Guaranteed Notes, Ser 2011-R4, Cl 1A
0.912%, 02/05/2017 (A)	22	22

		13,196

Non-Agency Mortgage-Backed Obligations — 7.3%
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
1.504%, 02/15/2017 (A) (B)	450	450
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
3.239%, 02/01/2017 (A)	182	168

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
3.427%, 02/01/2017 (A)	$22	$20
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-12, Cl 11A1
3.074%, 02/01/2017 (A)	66	56
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
3.221%, 02/01/2017 (A)	89	84
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
3.235%, 02/01/2017 (A)	157	150
BLCP Hotel Trust, Ser 2014-CLRN, Cl A
1.718%, 02/15/2017 (A) (B)	480	480
CD Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 02/01/2017 (A)	374	379
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.711%, 02/01/2017 (A)	589	592
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.136%, 02/01/2017 (A)	338	344
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A2
1.813%, 09/10/2045	595	596
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/2045	22	22
Citigroup Mortgage Loan Trust, Ser 2004- HYB3, Cl 1A
3.108%, 02/01/2017 (A)	36	36
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
3.159%, 02/01/2017 (A)	144	128
COLT Mortgage Loan Trust, Ser 2016-3, Cl A1
2.800%, 02/01/2017 (A) (B)	187	187
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl A1
0.704%, 10/15/2045	30	30
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	113	113
Commercial Mortgage Pass-Through Certificates, Ser 2014-BBG, Cl A
1.504%, 02/15/2017 (A) (B)	1,145	1,143
Commercial Mortgage Pass-Through Certificates, Ser 2015-CR22, Cl A2
2.856%, 03/10/2048	380	389
Cosmopolitan Hotel Trust, Ser 2016-CSMO, Cl A
2.167%, 11/15/2033 (A) (B)	980	987
Countrywide Home Loans, Ser 2004-29, Cl 1A1
1.296%, 02/25/2017 (A)	22	20

SEI Daily Income Trust / Annual Report / January 31, 2017	27

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Countrywide Home Loans, Ser 2005-HY10, Cl 3A1A
3.229%, 02/01/2017 (A)	$122	$106
CSMC Trust, Ser 2014-TIKI, Cl A
1.604%, 02/15/2017 (A) (B)	430	429
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN1, Cl M1
4.171%, 02/25/2017 (A)	218	221
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN4, Cl M2
3.171%, 10/25/2024 (A)	830	832
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M2
3.156%, 01/25/2025 (A)	325	327
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M1
2.221%, 02/25/2017 (A)	748	751
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA3, Cl M1
1.871%, 12/25/2028 (A)	906	908
FNMA Connecticut Avenue Securities, Ser 2014- C02, Cl 1M1
1.706%, 02/25/2017 (A)	119	119
FNMA Connecticut Avenue Securities, Ser 2014- C02, Cl 2M1
1.706%, 02/25/2017 (A)	49	49
FNMA Connecticut Avenue Securities, Ser 2014- C03, Cl 1M1
1.956%, 07/25/2024 (A)	150	150
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.593%, 02/01/2017 (A)	171	158
GS Mortgage Securities II, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	91	94
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/2045	2	2
GS Mortgage Securities II, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	32	32
GS Mortgage Securities II, Ser GSMS-GC14, Cl A1
1.217%, 08/10/2046	46	46
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
3.417%, 02/01/2017 (A)	193	173
GSR Mortgage Loan Trust, Ser 2006-AR1, Cl 2A1
3.289%, 02/01/2017 (A)	196	183
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
3.197%, 02/01/2017 (A)	199	163
Hilton USA Trust, Ser 2014-ORL, Cl A
1.604%, 02/15/2017 (A) (B)	1,000	997
Impac CMB Trust, Ser 2004-9, Cl 1A1
1.516%, 02/25/2017 (A)	54	49

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Impac CMB Trust, Ser 2005-2, Cl 1A1
1.276%, 02/03/2017 (A)	$60	$55
Impac CMB Trust, Ser 2005-3, Cl A1
1.236%, 02/25/2017 (A)	55	49
Impac CMB Trust, Ser 2005-5, Cl A1
1.396%, 02/25/2017 (A)	45	40
Impac CMB Trust, Ser 2005-8, Cl 1A
1.276%, 02/25/2017 (A)	141	122
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2013-C16, Cl A2
3.070%, 12/15/2046	712	727
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A1
1.303%, 01/15/2046	26	26
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C14, Cl A2
3.019%, 08/15/2046	1,000	1,021
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	434	442
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C18, Cl A1
1.254%, 02/15/2047	688	685
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
1.668%, 02/15/2017 (A) (B)	875	874
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
1.904%, 02/15/2017 (A) (B)	575	575
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
3.162%, 02/01/2017 (A)	84	81
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
3.056%, 02/01/2017 (A)	117	104
LB-UBS Commercial Mortgage Trust, Ser 2007- C6, Cl A4
5.858%, 02/15/2017 (A)	232	234
LB-UBS Commercial Mortgage Trust, Ser 2008- C1, Cl A2
6.223%, 02/15/2017 (A)	1,016	1,050
Merrill Lynch Mortgage Investors, Ser 2005- A3, Cl A1
1.026%, 02/25/2017 (A)	42	40
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
3.152%, 02/01/2017 (A)	204	171
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl A2
1.972%, 08/15/2045	128	128
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C11, Cl A2
3.085%, 08/15/2046	317	323

28	SEI Daily Income Trust / Annual Report / January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Morgan Stanley Capital I Trust, Ser 2008- TOP29, Cl A4FL
2.790%, 01/11/2043 (A)	$752	$759
Morgan Stanley Capital I Trust, Ser 2012-C4, Cl A2
2.111%, 03/15/2045	83	83
Morgan Stanley Capital I Trust, Ser 2012-STAR
2.084%, 08/05/2034	152	149
Morgan Stanley Re-Remic Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	136	135
Mortgage Repurchase Agreement Financing Trust Series, Ser 2016-5, Cl A
1.933%, 02/16/2017 (A) (B)	800	800
MortgageIT Trust, Ser 2005-5, Cl A1
1.016%, 02/25/2017 (A)	192	178
Paragon Mortgages No. 12 PLC, Ser 2006-12A, Cl A2C
1.126%, 02/15/2017 (A) (B)	99	92
Paragon Mortgages No. 15 PLC, Ser 2007-15A, Cl A2C
1.070%, 04/19/2017 (A) (B)	243	227
Residential Funding Mortgage Securities I, Ser 2007-SA3, Cl 2A1
4.313%, 02/01/2017 (A)	158	137
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
1.279%, 02/20/2017 (A)	22	20
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/2049	27	27
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.504%, 02/01/2017 (A)	221	205
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/2045	41	41
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
3.072%, 02/01/2017 (A)	78	78
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR10, Cl 2A1
3.037%, 02/01/2017 (A)	163	160
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR12, Cl 1A1
3.235%, 02/01/2017 (A)	90	85
WFRBS Commercial Mortgage Trust, Ser 2012- C10, Cl A2
1.765%, 12/15/2045	390	392
WFRBS Commercial Mortgage Trust, Ser 2012- C9, Cl A1
0.673%, 11/15/2045	42	42

Description	Face Amount (Thousands)	Market Value ($ Thousands)

WFRBS Commercial Mortgage Trust, Ser 2012-CP, Cl A2
1.829%, 02/01/2017	$270	$270

		22,790

Total Mortgage-Backed Securities (Cost $36,421) ($ Thousands)		35,986

MUNICIPAL BONDS — 4.2%

Arkansas — 0.3%
Garland County, RB
1.540%, 11/01/2018	965	962

California — 0.9%
Anaheim, Housing & Public Improvements Authority, Ser A, RB
1.000%, 10/01/2017	710	708
Los Angeles, Municipal Improvement Corp, Ser A, RB
2.344%, 11/01/2018	625	632
1.924%, 11/01/2017	565	567
Riverside, Ser A, RB
0.980%, 06/01/2017	460	459
University of California, Ser Y-1, RB Pre-Refunded @ 100
1.280%, 07/01/2017 (A) (C)	490	490

		2,856

Colorado — 0.3%
Colorado State, Housing & Finance Authority, Ser B, RB
1.850%, 05/15/2017	800	802

Florida — 0.4%
Florida State, Board of Administration Finance, Ser A,RB
2.163%, 07/01/2019	400	403
Miami Beach, Redevelopment Agency, GO
1.926%, 02/01/2017	855	855

		1,258

Illinois — 0.3%
Illinios State, Clair County, High School District No. 201, GO
3.500%, 04/01/2017	700	703
Illinois State, Finance Authority, RB
4.545%, 10/01/2018	310	322

		1,025

SEI Daily Income Trust / Annual Report / January 31, 2017	29

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Concluded)

January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

Indiana — 0.1%
Whiting, Environmental Facilities Revenue, 100, RB Pre-Refunded @ 100
1.410%, 12/02/2019 (A) (C)	$320	$318

Maine — 0.3%
Maine State, Municipal Bond Bank, RB
2.404%, 06/01/2017	850	853

Massachusetts — 0.2%
Belmont, GO
1.250%, 05/05/2017	595	595

New Hampshire — 0.4%
New Hampshire State, Business Finance Authority, Ser B, RB Callable 02/01/2017 @ 100
0.680%, 02/02/2017 (A)	1,350	1,350

New Jersey — 0.2%
Rutgers University, The State University of New Jersey, Ser K, RB
1.709%, 05/01/2017	525	525

North Carolina — 0.3%
North Carolina State, Eastern Municipal Power Agency, RB
1.561%, 07/01/2017	790	791

Ohio — 0.4%
Lucas County, GO
1.125%, 07/12/2017	1,225	1,224

Pennsylvania — 0.1%
Pennsylvania State, Turnpike Commission, RB
1.760%, 12/01/2019	370	365

Total Municipal Bonds (Cost $12,930) ($ Thousands)		12,924

U.S. TREASURY OBLIGATIONS — 3.2%
U.S. Treasury Note
1.375%, 06/30/2018	7,500	7,538
1.125%, 12/31/2019	2,400	2,377

Total U.S. Treasury Obligations (Cost $9,944) ($ Thousands)		9,915

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (D) (E) — 1.1%
Berkshire Hathaway Energy
0.850%, 02/09/2017 (B) (E)	$650	$650
Peoples Gas Light & Coke
0.890%, 02/06/2017 (E)	875	875
Schlumberger Holdings
0.778%, 03/14/2017 (B) (E)	1,200	1,199
UnitedHealth Group
0.900%, 02/17/2017 (B) (E)	825	824

Total Commercial Paper (Cost $3,548) ($ Thousands)		3,548

U.S. GOVERNMENT AGENCY OBLIGATION — 0.2%
FHLMC
0.875%, 02/22/2017	500	500

Total U.S. Government Agency Obligation (Cost $500) ($ Thousands)		500

CERTIFICATES OF DEPOSIT — 0.9%
Credit Suisse NY
1.750%, 11/14/2017	800	800
Mizuho Bank
1.100%, 04/27/2017	2,100	2,101

Total Certificates of Deposit (Cost $2,900) ($ Thousands)		2,901

REPURCHASE AGREEMENT(F) — 0.4%
BNP Paribas 0.560%, dated 01/31/2017, to be repurchased on 02/01/2017, repurchase price $1,200,019 (collateralized by various FHLMC and FNMA obligations, par values ranging from $1,888 - $718,580, 2.173% - 4.000%, 11/01/36 - 01/01/47; with total market value $1,224,000)	1,200	1,200

Total Repurchase Agreement (Cost $1,200) ($ Thousands)		1,200

Total Investments — 99.7% (Cost $309,509) ($ Thousands)		$309,096

30	SEI Daily Income Trust / Annual Report / January 31, 2017

A list of the open futures contracts held by the Fund at January 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
U.S. 10-Year Treasury Notes	(18)	Mar-2017	$8
U.S. 2-Year Treasury Notes	6	Mar-2017	—
U.S. 5-Year Treasury Notes	12	Mar-2017	—
U.S. Long Treasury Bond	(1)	Mar-2017	2

			$10

For the year ended January 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $310,045 ($ Thousands).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2017.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2017, the value of these securities amounted to $80,865 ($ Thousands), representing 26.1% of the Net Assets of the Fund.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(D)	Securities are held in connection with a letter of credit issued by a major bank.

(E)	The rate reported is the effective yield at the time of purchase.

(F)	Tri-Party Repurchase Agreement.

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Finnish Real Estate Management Federation

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2017 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$167,368	$—	$167,368
Asset-Backed Securities	—	74,754	—	74,754
Mortgage-Backed Securities	—	35,986	—	35,986
Municipal Bonds	—	12,924	—	12,924
U.S. Treasury Obligations	—	9,915	—	9,915
Commercial Paper	—	3,548	—	3,548
U.S. Government Agency Obligation	—	500	—	500
Certificates of Deposit	—	2,901	—	2,901
Repurchase Agreement	—	1,200	—	1,200

Total Investments in Securities	$—	$309,096	$—	$309,096

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$10	$—	$—	$10

Total Other Financial Instruments	$10	$—	$—	$10

*	Futures Contracts are valued at the net unrealized appreciation on the instruments.

For the year ended January 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Daily Income Trust / Annual Report / January 31, 2017	31

SCHEDULE OF INVESTMENTS

Short-Duration Government Fund

January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 62.2%

Agency Mortgage-Backed Obligations — 62.2%
FHLMC
4.500%, 02/01/2022 to 12/01/2039	$9,588	$10,197
4.000%, 06/01/2044	638	670
3.000%, 11/01/2036 to 12/01/2046	36,429	36,225
2.916%, 02/01/2017 (A)	26	28
2.879%, 02/01/2017 (A)	17	17
2.875%, 02/01/2017 (A)	4	4
2.822%, 02/01/2017 (A)	1	1
2.758%, 02/01/2017 (A)	9	9
2.750%, 02/01/2017 (A)	2	2
2.704%, 02/01/2017 (A)	25	26
2.696%, 02/01/2017 (A)	17	17
2.685%, 02/01/2017 (A)	4	4
2.625%, 02/01/2017 (A)	2	2
2.614%, 02/01/2017 (A)	594	620
2.604%, 02/01/2017 (A)	3	3
2.520%, 02/01/2017 (A)	2	2
2.500%, 02/01/2017 (A)	4	4
2.499%, 02/01/2017 (A)	4	4
2.488%, 02/01/2017 (A)	47	49
2.474%, 02/01/2017 (A)	2	3
2.435%, 02/01/2017 (A)	2	2
2.375%, 02/01/2017 (A)	2	2
2.250%, 02/01/2017 (A)	1	1
FHLMC REMIC, Ser 2002-42, CI A5
7.500%, 02/25/2042	382	448
FHLMC REMIC, Ser 2003-2571, CI FY
1.517%, 03/15/2017 (A)	6,995	7,062
FHLMC REMIC, Ser 2006-3148, CI CF
0.924%, 02/15/2017 (A)	298	297
FHLMC REMIC, Ser 2006-3174, CI FA
0.835%, 03/15/2017 (A)	1,993	1,985
FHLMC REMIC, Ser 2006-3219, CI EF
1.167%, 03/15/2017 (A)	3,370	3,362
FHLMC REMIC, Ser 2007-3339, CI HF
1.287%, 03/15/2017 (A)	5,111	5,136
FHLMC REMIC, Ser 2010-3628, CI PJ
4.500%, 01/15/2040	2,987	3,203
FHLMC REMIC, Ser 2012-4030, CI FD
1.117%, 03/15/2017 (A)	19,491	19,448
FHLMC REMIC, Ser 2013-4178, CI BI, IO
3.000%, 03/15/2033	1,278	159
FHLMC REMIC, Ser 2014-4340, CI MI, IO
4.500%, 02/15/2027	5,806	679

Description	Face Amount (Thousands)	Market Value ($ Thousands)
FHLMC REMIC, Ser 2014-4419, CI CW
2.500%, 10/15/2037	$19,458	$19,664
FHLMC REMIC, Ser 3153, CI FX
0.874%, 02/15/2017 (A)	110	110
FHLMC TBA
3.000% - 4.500%, 02/15/2027 to 02/15/2045	30,500	33,925
FHLMC, Ser K002, CI A1A2
4.879%, 05/19/2017	4,906	4,927
FHLMC, Ser K710, CI A2
1.883%, 05/25/2019	6,000	6,022
FHLMC, Ser KGRP, CI A
0.914%, 02/25/2017 (A)	4,491	4,491
FNMA
7.000%, 06/01/2037	9	10
6.500%, 05/01/2026 to 01/01/2036	237	270
6.000%, 02/01/2023 to 09/01/2024	2,650	2,876
5.500%, 02/01/2017 to 06/01/2038	626	688
5.300%, 07/01/2019	502	522
5.240%, 07/01/2019	631	677
5.000%, 03/01/2019 to 08/01/2019	71	73
4.500%, 08/01/2021 to 08/01/2044	17,703	19,047
4.448%, 01/01/2021	5,092	5,437
4.382%, 04/01/2021	7,089	7,643
4.330%, 04/01/2021 to 07/01/2021	3,711	4,017
4.302%, 07/01/2021	518	554
4.295%, 06/01/2021	3,610	3,897
4.230%, 01/01/2021	4,581	4,912
4.070%, 04/01/2019	1,150	1,206
4.066%, 07/01/2020	2,561	2,719
4.050%, 01/01/2021	1,000	1,068
4.040%, 06/01/2021	11,344	12,139
4.010%, 08/01/2021	1,044	1,118
4.000%, 05/01/2026 to 04/01/2042	3,683	3,865
3.990%, 07/01/2021	272	291
3.980%, 07/01/2021 to 08/01/2021	9,000	9,613
3.970%, 06/01/2021	1,950	2,082
3.890%, 10/01/2023 to 01/01/2024	1,981	2,109
3.880%, 12/01/2020	91	96
3.870%, 09/01/2021 to 01/01/2024	1,785	1,904
3.850%, 01/01/2024	577	615
3.840%, 08/01/2021	6,765	7,198
3.830%, 07/01/2021	385	410
3.810%, 11/01/2023	95	101
3.800%, 01/01/2023	1,922	2,038
3.793%, 12/01/2020	7,789	8,233
3.770%, 08/01/2021	950	1,008
3.770%, 02/01/2017	100	106
3.750%, 06/01/2022 to 09/01/2023	3,313	3,522
3.739%, 06/01/2018	2,490	2,534
3.730%, 07/01/2022	2,573	2,728
3.700%, 11/01/2020 to 09/01/2021	3,404	3,600

32	SEI Daily Income Trust / Annual Report / January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
3.650%, 11/01/2021 to 08/01/2023	$3,878	$4,097
3.630%, 01/01/2018	2,335	2,360
3.580%, 12/01/2020	901	948
3.510%, 11/01/2021	1,095	1,150
3.500%, 02/01/2045 to 01/01/2046	10,563	10,802
3.490%, 12/01/2020	6,458	6,754
3.470%, 11/01/2020	161	169
3.460%, 09/01/2023	506	530
3.400%, 03/01/2022	3,635	3,809
3.265%, 01/01/2022	975	1,015
3.260%, 12/01/2020	574	596
3.250%, 12/01/2021	1,281	1,332
3.230%, 11/01/2020	1,557	1,618
3.210%, 09/01/2021 to 05/01/2023	4,095	4,232
3.017%, 04/01/2022	278	286
3.000%, 09/01/2027 to 03/01/2031	4,403	4,521
2.990%, 10/01/2017	3,118	3,129
2.940%, 06/01/2022	700	719
2.930%, 05/01/2022	704	723
2.830%, 06/01/2022	183	187
2.740%, 04/01/2022	193	198
2.733%, 02/01/2017 (A)	205	214
2.705%, 02/01/2017 (A)	360	370
2.703%, 02/01/2017 (A)	1	1
2.630%, 02/01/2019	4,564	4,628
2.593%, 02/01/2017 (A)	138	141
2.580%, 08/01/2022	2,200	2,215
2.540%, 03/01/2023	653	655
2.501%, 02/01/2017 (A)	55	58
2.487%, 02/01/2017 (A)	6	6
2.450%, 11/01/2022	400	400
2.400%, 10/01/2022	192	191
2.380%, 10/01/2019	8,473	8,597
2.360%, 04/01/2022	4,600	4,626
2.340%, 11/01/2022	185	184
2.329%, 02/01/2017 (A)	74	76
2.310%, 10/01/2022	2,267	2,255
2.250%, 10/01/2022	4,012	3,974
2.230%, 11/01/2023	4,486	4,392
2.220%, 10/01/2022	2,252	2,232
2.150%, 05/01/2022	4,752	4,735
2.050%, 11/01/2023	1,320	1,285
1.970%, 11/01/2023	12,735	12,316
1.090%, 03/27/2017	11,090	11,090
FNMA REMIC, IO
4.000%, 07/15/2027	896	100
FNMA REMIC, Ser 1992-61, Cl FA
1.175%, 02/25/2017 (A)	38	39
FNMA REMIC, Ser 1993-32, Cl H
6.000%, 03/25/2023	16	17
FNMA REMIC, Ser 1993-5, Cl Z
6.500%, 02/25/2023	8	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)
FNMA REMIC, Ser 1994-77, Cl FB
2.025%, 02/25/2017 (A)	$3	$3
FNMA REMIC, Ser 2002-53, Cl FK
0.925%, 02/25/2017 (A)	68	68
FNMA REMIC, Ser 2003-76, Cl CA
3.750%, 07/25/2033	74	75
FNMA REMIC, Ser 2006-76, Cl QF
0.925%, 02/25/2017 (A)	567	566
FNMA REMIC, Ser 2006-79, Cl DF
0.875%, 02/25/2017 (A)	476	475
FNMA REMIC, Ser 2 007-47, Cl DA
5.600%, 05/25/2037	669	745
FNMA REMIC, Ser 2007-64, Cl FB
0.895%, 02/25/2017 (A)	3,436	3,441
FNMA REMIC, Ser 2008-16, Cl FA
1.225%, 02/25/2017 (A)	4,034	4,088
FNMA REMIC, Ser 2010-149, Cl VA
4.500%, 02/25/2022	5,227	5,525
FNMA REMIC, Ser 2010-4, Cl PL
4.500%, 02/25/2040	2,553	2,740
FNMA REMIC, Ser 2012-111, CI NI, IO
3.500%, 10/25/2027	2,777	320
FNMA REMIC, Ser 2012-43, CI AI, IO
3.500%, 04/25/2027	9,926	1,068
FNMA REMIC, Ser 2012-47, CI QI, IO
5.457%, 05/25/2042 (A)	804	93
FNMA REMIC, Ser 2012-93, CI IL, IO
3.000%, 09/25/2027	1,406	131
FNMA REMIC, Ser 2012-97, CI JI, IO
3.000%, 07/25/2027	4,603	428
FNMA REMIC, Ser 2013-130, CI FQ
0.734%, 02/25/2017 (A)	8,612	8,543
FNMA REMIC, Ser 2014-50, CI SC, IO
1.949%, 08/25/2044 (A)	7,380	484
FNMA REMIC, Ser 2015-42, CI AI, IO
2.042%, 06/25/2055 (A)	4,411	290
FNMA REMIC, Ser 2015-57, CI AB
3.000%, 08/25/2045	22,126	22,449
FNMA TBA
6.000%, 02/15/2045	2,200	2,486
4.000% - 4.500%, 02/01/2034 to 03/01/2039	3,950	3,744
3.000% - 3.500%, 02/15/2030 to 02/25/2041	7,800	8,044
2.500%, 03/01/2026 to 02/15/2027	39,650	39,620
GNMA
6.500%, 08/15/2037 to 02/20/2039	401	456
6.000%, 07/15/2017 to 06/15/2041	8,857	10,095
5.500%, 10/15/2034 to 02/15/2041	3,189	3,557
5.000%, 09/15/2039 to 04/15/2041	2,049	2,256
4.000%, 07/15/2041 to 08/15/2041	213	226

SEI Daily Income Trust / Annual Report / January 31, 2017	33

SCHEDULE OF INVESTMENTS

Short-Duration Government Fund (Concluded)

January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GNMA TBA
6.000%, 02/15/2045	$1,600	$1,807
GNMA, Ser 177, CI A
2.400%, 09/16/2046	4,283	4,286
GNMA, Ser 2010-57, CI TI, IO
5.000%, 05/20/2040	1,993	484
GNMA, Ser 2014-4, CI BI, IO
4.000%, 01/20/2044	479	96
GNMA, Ser 2015-165, CI I, IO
3.500%, 07/20/2043	3,890	578
GNMA, Ser 2015-17, CI BI
3.500%, 05/20/2043	461	87
GNMA, Ser 2015-53, CI IA, IO
4.500%, 04/20/2045	2,016	472
GNMA, Ser 2016-167, CI AI, IO
5.500%, 03/20/2039	4,262	966
GNMA, Ser 2016-99, CI LI, IO
4.000%, 05/20/2029	9,183	1,051

		525,560

Total Mortgage-Backed Securities (Cost $525,956) ($ Thousands)		525,560

U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.1%
FFCB
0.750%, 08/03/2017	40,000	39,996
FHLB
0.875%, 06/29/2018	8,850	8,826
0.800%, 07/27/2017	25,000	25,005
FHLMC
0.875%, 02/22/2017	66,715	66,730
0.750%, 01/12/2018	69,425	69,336
FHLMC MTN
1.500%, 01/17/2020	20,500	20,476
HUD
0.930%, 08/01/2017	7,000	7,006

Total U.S. Government Agency Obligations (Cost $237,340) ($ Thousands)		237,375

U.S. TREASURY OBLIGATIONS — 16.1%
U.S. Treasury Inflation-Protected Securities
2.125%, 01/15/2019	25,100	29,917
0.125%, 01/15/2023	29,750	31,196
U.S. Treasury Note
1.625%, 07/31/2020	12,850	12,850

Description	Face Amount (Thousands)	Market Value ($ Thousands)
0.750%, 10/31/2018 (B)	$63,125	$62,691

Total U.S. Treasury Obligations (Cost $136,558) ($ Thousands)		136,654

REPURCHASE AGREEMENTS (C) — 5.8%
BNP Paribas 0.560%, dated 01/31/2017, to be repurchased on 02/01/2017, repurchase price $22,400,348 (collateralized by various FMAC, FNMA, and GNMA obligations, par values ranging from $1,000 - $43,617,472, 2.000% - 3.500%, 05/01/23 - 04/20/45; with total market value $22,848,000)	22,400	22,400
Deutsche Bank 0.540%, dated 01/31/2017, to be repurchased on 02/01/2017, repurchase price $26,600,399 (collateralized by a U.S. Treasury obligation, par value $28,893,900, 1.625%, 02/15/26; with total market value $27,132,026)	26,600	26,600

Total Repurchase Agreements (Cost $49,000) ($ Thousands)		49,000

Total Investments — 112.2% (Cost $948,854) ($ Thousands)		$948 589

A list of the open futures contracts held by the Fund at January 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Ultra 10-Year U.S. Treasury Bond	(414)	Mar-2017	$81
U.S. 10-Year Treasury Note	(299)	Mar-2017	126
U.S. 2-Year Treasury Note	1,374	Apr-2017	106
U.S. 5-Year Treasury Note	(654)	Mar-2017	(28)

			$285

For the year ended January 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $845,347 ($ Thousands).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2017.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	Tri-Party Repurchase Agreement.

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

34	SEI Daily Income Trust / Annual Report / January 31, 2017

FMAC — Freddie Mac

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

HUD — Housing and Urban Development

IO — Interest Only - face amount represents notional amount

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2017 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$525,560	$—	$525,560
U.S. Government Agency Obligations	—	237,375	—	237,375
U.S. Treasury Obligations	—	136,654	—	136,654
Repurchase Agreements	—	49,000	—	49,000

Total Investments in Securities	$—	$948,589	$—	$948,589

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$313	$—	$—	$313
Unrealized Depreciation	(28)	—	—	(28)

Total Other Financial Instruments	$285	$—	$—	$285

*	Futures Contracts are valued at the net unrealized appreciation/(depreciation) on the instruments.

For the year ended January 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2017	35

SCHEDULE OF INVESTMENTS

GNMA Fund

January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 100.1%

Agency Mortgage-Backed Obligations — 100.1%
FHLMC
3.000%, 02/15/2042 to 01/01/2047	$4,993	$4,947
FHLMC REMIC, Ser 2013-4166, CI PI, IO
3.500%, 03/15/2041	914	118
FHLMC TBA
4.000%, 02/15/2041 to 03/15/2041	3,000	3,144
3.500%, 02/15/2045	500	511
FNMA
8.000%, 07/01/2025 to 09/01/2028	30	33
7.000%, 08/01/2029 to 09/01/2032	63	66
6.500%, 09/01/2032	61	69
4.180%, 11/01/2028	1,669	1,821
3.590%, 09/01/2030	210	217
3.410%, 08/01/2027	1,134	1,170
3.390%, 09/01/2026	300	310
3.340%, 01/01/2027	243	250
3.260%, 01/01/2027 to 06/01/2027	389	397
3.230%, 02/01/2027	150	153
3.130%, 02/01/2027	200	202
2.990%, 11/01/2024	580	588
2.970%, 06/01/2027	200	200
2.780%, 03/01/2027	300	296
2.500%, 11/01/2031	180	180
FNMA REMIC, Ser 1990-91, CI G
7.000%, 08/25/2020	8	8
FNMA REMIC, Ser 1992-105, Cl B
7.000%, 06/25/2022	15	16
FNMA REMIC, Ser 2002-42, Cl C
6.000%, 07/25/2017	19	19
FNMA REMIC, Ser 2012-93, CI IL, IO
3.000%, 09/25/2027	198	19
FNMA TBA
3.500%, 02/25/2041	875	894
GNMA
10.000%, 10/15/2018 to 09/15/2019	3	3
9.500%, 08/15/2017 to 10/15/2020	8	8
9.000%, 12/15/2017 to 05/15/2022	34	34
8.000%, 04/15/2017 to 03/15/2032	209	229
7.750%, 10/15/2026	24	26
7.500%, 02/15/2027 to 10/15/2035	176	199
7.250%, 01/15/2028	48	53
7.000%, 04/15/2019 to 11/15/2033	1,882	2,187
6.750%, 11/15/2027	10	11
6.500%, 10/15/2023 to 10/15/2038	637	725
6.000%, 12/15/2027 to 12/15/2040	1,362	1,544
5.500%, 01/15/2033 to 02/15/2041	2,475	2,795

Description	Face Amount (Thousands)	Market Value ($ Thousands)
5.000%, 06/15/2033 to 01/20/2045	$7,006	$7,739
4.500%, 08/15/2033 to 01/20/2046	5,475	5,887
4.000%, 03/20/2040 to 03/20/2045	7,953	8,437
3.875%, 05/15/2042	1,557	1,644
3.500%, 03/20/2041 to 01/20/2047	29,402	30,507
3.000%, 10/15/2042 to 12/20/2046	19,240	19,418
2.500%, 07/20/2045 to 01/20/2047	4,050	3,921
GNMA REMIC, Ser 2002-45, Cl QE
6.500%, 06/20/2032	274	313
GNMA TBA
4.500%, 02/15/2040	500	539
3.000% - 5.500%, 02/01/2040 to 02/15/2045	4,025	4,154
3.500%, 02/15/2041	7,300	7,560
GNMA, Ser 2003-9, CI Z
5.500%, 01/20/2033	723	813
GNMA, Ser 2010-57, CI TI
5.000%, 05/20/2040	519	126
GNMA, Ser 2012-69, CI AI, IO
4.500%, 05/16/2027	511	55
GNMA, Ser 2014-122, Cl IP, IO
3.500%, 08/16/2029	1,237	133
GNMA, Ser 2014-144, Cl BI, IO
3.000%, 09/16/2029	461	45
GNMA, Ser 2014-21, CI DI, IO
4.000%, 04/16/2026	2,064	232
GNMA, Ser 2015-125, Cl VA
2.700%, 05/16/2035 (A)	57	56
GNMA, Ser 2015-165, CI I, IO
3.500%, 07/20/2043	948	141
GNMA, Ser 2015-168, CI MI, IO
5.500%, 10/20/2037	980	215
GNMA, Ser 2015-17, Cl BI
3.500%, 05/20/2043	961	182
GNMA, Ser 2015-18, CI IC, IO
3.500%, 02/16/2030	1,058	109
GNMA, Ser 2015-53, CI IA, IO
4.500%, 04/20/2045	288	68
GNMA, Ser 2015-84, IO
3.500%, 05/16/2042	728	141
GNMA, Ser 2016-167, CI AI, IO
5.500%, 03/20/2039	785	178
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	1,278	146

Total Mortgage-Backed Securities (Cost $115,348) ($ Thousands)		116,201

36	SEI Daily Income Trust / Annual Report / January 31, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENTS (B) — 8.0%
BNP Paribas 0.560%, dated 01/31/2017, to be repurchased on 02/01/2017, repurchase price $4,500,070 (collateralized by various FNMA and GNMA obligations, par values ranging from $1,000 - $44,846238, 2.000% - 3.025%, 10/20/27 -10/01/46; with total market value $4,590,000)	$4,500	$4,500
Deutsche Bank 0.540%, dated 01/31/2017, to be repurchased on 02/01/2017, repurchase price $4,800,072 (collateralized by a GNMA obligation, par value $4,752,909, 09/20/46; with total market value $4,896,000)	4,800	4,800

Total Repurchase Agreements (Cost $9,300) ($ Thousands)		9,300

Total Investments — 108.1% (Cost $124,648) ($ Thousands)		$125,501

A list of the open futures contracts held by the Fund at January 31, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation ($ Thousands)
U.S. 10-Year Treasury Notes	25	Mar-2017	$—
U.S. Long Treasury Bond	(4)	Mar-2017	(4)
Ultra 10-Year U.S. Treasury Bond	1	Mar-2017	—

			$(4)

For the year ended January 31, 2017, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $116,104 ($ Thousands).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of January 31, 2017.

(B)	Tri-Party Repurchase Agreement.

CI — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only - face amount represents notional amount

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2017 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$116,201	$—	$116,201
Repurchase Agreements	—	9,300		9,300

Total Investments in Securities	$—	$125,501	$—	$125,501

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(4)	$—	$—	$(4)

Total Other Financial Instruments	$(4)	$—	$—	$(4)

*	Futures Contracts are valued at the net unrealized depredation on the Instruments.

For the year ended January 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2017	37

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

January 31, 2017

	Government Fund		Government II Fund
Assets:
Investments, at value†	$4,909,444		$2,061,482
Repurchase agreements†	2,870,000		—
Cash	183,786		5,595
Receivable from custodian	—		—
Interest receivable	2,271		455
Receivable for investment securities sold	—		—
Receivable for fund shares sold	—		—
Receivable for administration fees	—		—
Receivable for variation margin	—		—
Prepaid expenses	118		41
Total Assets	7,965,619		2,067,573
Liabilities:
Payable for investment securities purchased	60,063		15,405
Income distribution payable	1,428		420
Administration fees payable	778		222
Investment advisory fees payable	479		58
Chief Compliance Officer fees payable	13		3
Shareholder servicing fees payable	—		—
Trustees’ fees payable	1		—
Payable for fund shares redeemed	18		—
Payable for variation margin	—		—
Accrued expense payable	273		67
Total Liabilities	63,053		16,175
Net Assets	$7,902,566		$2,051,398
†Cost of investments and repurchase agreements	$7,779,444		$2,061,482
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$7,902,821		$2,051,398
Undistributed (Distributions in excess of) net investment income	(227)		—
Accumulated net realized (loss) on investments	(28)		—
Net unrealized appreciation (depreciation) on investments	—		—
Net unrealized appreciation (depreciation) on futures contracts	—		—
Net Assets	$7,902,566		$2,051,398
Net Asset Value, Offering and Redemption Price Per Share — Class F*	$1.00		$1.00
	($7,875,680,833 ÷ 7,876,024,391 shares	)	($2,051,397,668 ÷ 2,051,497,447 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class CAA	$1.00		N/A
	($26,885,212 ÷ 26,885,633 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	N/A		N/A

*	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

**	Net Assets divided by Shares do not calculate to the stated NAV due to rounding.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not Applicable. Class CAA and Y currently not offered.

The accompanying notes are an integral part of the financial statements.

38	SEI Daily Income Trust / Annual Report / January 31, 2017

Treasury Fund	Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$56,652	$519,403	$307,896	$899,589	$116,201
43,000	—	1,200	49,000	9,300
5,354	3,829	1,157	340	89
—	—	—	—	—
46	222	797	1,934	357
—	25,563	4,953	103,076	16,979
—	—	432	1,283	202
13	—	—	—	—
—	—	2	43	5
3	12	4	22	3
105,068	549,029	316,441	1,055,287	143,136

—	25,537	5,870	207,100	26,348
9	101	62	165	54
—	50	69	290	110
4	16	34	64	9
—	1	1	1	—
—	—	19	101	25
—	—	—	—	—
—	—	332	1,876	477
—	—	5	307	3
6	18	4	36	6
19	25,723	6,396	209,940	27,032
$105,049	$523,306	$310,045	$845,347	$116,104
$99,652	$519,403	$309,509	$948,854	$124,648

$105,049	$523,294	$332,239	$851,999	$116,875
—	15	2	533	3
—	(3)	(21,793)	(7,205)	(1,623)
—	—	(413)	(265)	853
—	—	10	285	(4)
$105,049	$523,306	$310,045	$845,347	$116,104
$1.00	$1.00	$9.31	$10.43	$10.47
($105,049,068 ÷ 105,114,438 shares)	($523,305,575 ÷ 523,442,604 shares)	($264,996,924 ÷ 28,453,914 shares)	($796,539,934 ÷ 76,383,615 shares)	($116,057,208 ÷ 11,084,088 shares)
N/A	N/A	N/A	N/A	N/A
N/A	N/A	$9.32	$10.43	$10.46 **
		($45,048,035 ÷ 4,834,443 shares)	($48,807,552 ÷ 4,681,449 shares)	($46,569 ÷ 4,451 shares)

SEI Daily Income Trust / Annual Report / January 31, 2017	39

Statements of Operations ($ Thousands)

For the year ended January 31, 2017

	Government Fund	Government II Fund
Investment Income:
Interest income	$22,648	$6,256
Total investment income	22,648	6,256
Expenses:
Administration fees	12,345	2,920
Shareholder servicing fees — Class F Shares*	13,629	3,931
Shareholder servicing fees — Class CAA Shares	87	—
Investment advisory fees	3,852	1,102
Trustees’ fees	55	25
Chief Compliance Officer fees	38	14
Custodian/Wire agent fees	159	58
Registration fees	84	48
Proxy fees	51	29
Pricing fees	16	7
Other expenses	503	185
Total expenses	30,819	8,319
Less, waiver of:
Investment advisory fees	(1,686)	(551)
Administration fees	(4,420)	(648)
Shareholder servicing fees — Class F Shares*	(13,629)	(3,931)
Shareholder servicing fees — Class CAA Shares	(87)	—
Net expenses	10,997	3,189
Net Investment Income	11,651	3,067
Net Realized and Unrealized Gain (Loss) on/from:
Investments	41	35
Futures contracts	—	—
Net change in unrealized appreciation ( depredation) on/from:
Investments	—	—
Futures contracts	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,692	$3,102

*	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	SEI Daily Income Trust / Annual Report / January 31, 2017

Treasury Fund	Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$638	$2,039	$3,600	$12,265	$2,580
638	2,039	3,600	12,265	2,580

425	1,365	761	2,559	357
453	1,466	558	2,068	306
—	—	—	—	—
127	410	263	766	107
4	12	4	16	2
2	5	2	8	1
—	24	10	34	5
76	26	10	32	5
15	19	5	16	2
1	4	30	115	—
33	77	33	107	32
1,136	3,408	1,676	5,721	817

(63)	(205)	—	—	—
(243)	(544)	(320)	(320)	(10)
(453)	(1,466)	(379)	(1,208)	(36)
—	—	—	—	—
377	1,193	977	4,193	771
261	846	2,623	8,072	1,809

20	13	118	(2,120)	592
—	—	(58)	3,549	(107)

—	—	801	(5,817)	(2,394)
—	—	75	238	29
$281	$859	$3,559	$3,922	$(71)

SEI Daily Income Trust / Annual Report / January 31, 2017	41

Statements of Changes in Net Assets ($ Thousands)

For the years ended January 31,

	Government Fund(1)(2)
	2017	2016
Operations:
Net investment income	$11,651	$515
Net realized gain on investments	41	—
Net increase in net assets resulting from operations	11,692	515
Dividends and Distributions to Shareholders:
Net investment income
Class F	(11,802)	(493)
Class CAA	(64)	(4)
Class B	N/A	(13)
Class C	N/A	—
Sweep Class	N/A	(5)
Net realized gains
Class F	(81)	—
Total dividends and distributions	(11,947)	(515)
Capital Share Transactions (All at $1.00 per share)
Class F:
Proceeds from shares issued	37,455,225	10,774,874
Reinvestment of dividends & distributions	4,482	151
Cost of shares redeemed	(31,493,354)	(10,653,706)
Net increase (decrease) from Class F Transactions	5,966,353	121,319
Class CAA:
Proceeds from shares issued	65,564	64,669
Reinvestment of dividends & distributions	905	4
Cost of shares redeemed	(75,586)	(28,670)
Net increase (decrease) from Class CAA Transactions	(9,117)	36,003
Class B:
Proceeds from shares issued	N/A	314,809
Reinvestment of dividends & distributions	N/A	9
Cost of shares redeemed	N/A	(434,269)
Net decrease from Class B Transactions	N/A	(119,451)
Class C:
Proceeds from shares issued	N/A	155,402
Reinvestment of dividends & distributions	N/A	—
Cost of shares redeemed	N/A	(161,198)
Net decrease from Class C Transactions	N/A	(5,796)
Sweep Class:
Proceeds from shares issued	N/A	128,744
Reinvestment of dividends & distributions	N/A	4
Cost of shares redeemed	N/A	(184,355)
Net decrease from Sweep Class Transactions	N/A	(55,607)
Net increase (decrease) in net assets from capital shares transactions	5,957,236	(23,532)
Net increase (decrease) in net assets	5,956,981	(23,532)
Net Assets:
Beginning of year	1,945,585	1,969,117
End of year	$7,902,566	$1,945,585
Undistributed (distributions in excess of) Net Investment Income	$(227)	$—
(1)	Class CAA commenced operations on November 20, 2015.
(2)	Effective September 4, 2015, Class B, C and Sweep Class Shares of the Government, Government II, Treasury and Treasury II Funds converted to Class A Shares of the same Fund. Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

42	SEI Daily Income Trust / Annual Report / January 31, 2017

Government II Fund(2)		Treasury Fund(2)		Treasury II Fund(2)
2017	2016	2017	2016	2017	2016

$3,067	$205	$261	$53	$846	$70
35	6	20	—	13	—
3,102	211	281	53	859	70

(3,067)	(196)	(261)	(41)	(845)	(60)
N/A	N/A	N/A	N/A	N/A	N/A
N/A	(8)	N/A	(5)	N/A	(10)
N/A	(1)	N/A	(1)	N/A	—
N/A	—	N/A	(6)	N/A	—

(38)	—	(20)	—	(17)	—
(3,105)	(205)	(281)	(53)	(862)	(70)

5,684,066	3,234,839	912,870	1,203,159	2,084,759	2,115,930
882	32	201	23	287	24
(4,861,925)	(3,159,191)	(1,093,736)	(1,042,121)	(2,256,724)	(1,912,206)
823,023	75,680	(180,665)	161,061	(171,678)	203,748

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

N/A	317,579	N/A	243,760	N/A	368,111
N/A	7	N/A	4	N/A	1
N/A	(490,356)	N/A	(328,399)	N/A	(567,973)
N/A	(172,770)	N/A	(84,635)	N/A	(199,861)

N/A	66,415	N/A	16,058	N/A	15,923
N/A	—	N/A	—	N/A	—
N/A	(83,071)	N/A	(26,628)	N/A	(20,090)
N/A	(16,656)	N/A	(10,570)	N/A	(4,167)

N/A	N/A	N/A	87,710	N/A	N/A
N/A	N/A	N/A	—	N/A	N/A
N/A	N/A	N/A	(208,277)	N/A	N/A
N/A	N/A	N/A	(120,567)	N/A	N/A
823,023	(113,746)	(180,665)	(54,711)	(171,678)	(280)
823,020	(113,740)	(180,665)	(54,711)	(171,681)	(280)

1,228,378	1,342,118	285,714	340,425	694,987	695,267
$2,051,398	$1,228,378	$105,049	$285,714	$523,306	$694,987
$—	$3	$—	$—	$15	$16

SEI Daily Income Trust / Annual Report / January 31, 2017	43

Statements of Changes in Net Assets ($ Thousands)

For the year ended January 31,

	Ultra Short Duration Bond Fund(1)(2)
	2017	2016
Operations:
Net investment income	$2,623	$1,835
Net realized gain (loss) on investments and futures contracts	60	(133)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	876	(522)
Net increase (decrease) in net assets resulting from operations	3,559	1,180
Dividends and Distributions to Shareholders:
Net investment income
Class F	(2,485)	(2,253)
Class Y	(472)	(39)
Net realized gains
Class F	—	—
Class Y	—	—
Total dividends and distributions	(2,957)	(2,292)
Capital share transactions:
Class F:
Proceeds from shares issued	204,689	100,099
Reinvestment of dividends & distributions	1,953	1,805
Cost of shares redeemed	(139,885)	(158,679)
Net increase (decrease) from Class F transactions	66,757	(56,775)
Class Y:
Proceeds from shares issued	14,248	37,782
Reinvestment of dividends & distributions	464	39
Cost of shares redeemed	(6,813)	(761)
Net increase (decrease) from Class Y transactions	7,899	37,060
Net increase (decrease) in net assets from capital share transactions	74,656	(19,715)
Net increase (decrease) in net assets	75,258	(20,827)
Net Assets:
Beginning of year	234,787	255,614
End of year	$310,045	$234,787
Undistributed (distributions in excess of) net investment income	$2	$1
Capital Share Transactions:
Class F
Shares issued	21,974	10,745
Reinvestment of distributions	210	194
Shares redeemed	(15,020)	(17,054)
Net increase (decrease) in shares outstanding from Class F Share transactions	7,164	(6,115)
Class Y
Shares issued	1,528	4,066
Reinvestment of distributions	50	4
Shares redeemed	(732)	(82)
Net increase (decrease) in shares outstanding from Class Y Share transactions	846	3,988
Total increase (decrease) in shares outstanding from share transactions	8,010	(2,127)
(1)	Class Y shares commenced operations on August 31, 2015.
(2)	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.
(3)	Class Y shares commenced operations on October 30, 2015.

N/A — Not applicable. Class Y currently not offered.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

44	SEI Daily Income Trust / Annual Report / January 31, 2017

Short-Duration Government Fund(2)		GNMA Fund(2)(3)
2017	2016	2017	2016

$8,072	$5,149	$1,809	$1,468
1,429	281	485	948
(5,579)	(2,796)	(2,365)	(624)
3,922	2,634	(71)	1,792

(9,240)	(5,762)	(2,406)	(1,920)
(605)	(511)	(1)	—

—	—	(1,667)	(914)
—	—	(1)	—
9,845	(6,273)	(4,075)	2,834

308,546	447,577	56,203	61,507
7,242	4,661	3,343	2,268
(312,890)	(310,806)	(61,383)	(58,597)
2,898	141,432	(1,837)	5,178

15,823	35,276	—	69
598	511	1	—
(18,143)	(39,604)	(23)	—
(1,722)	(3,817)	(22)	69
1,176	137,615	(1,859)	5,247
(4,747)	133,976	(6,005)	4,205

850,094	716,118	122,109	117,904
$845,347	$850,094	$116,104	$122,109
$533	$592	$3	$(1)

29,362	42,687	5,189	5,698
690	445	313	210
(29,835)	(29,644)	(5,700)	(5,418)
217	13,488	(198)	490

1,506	3,367	—	6
57	49	—	—
(1,726)	(3,787)	(2)	—
(163)	(371)	(2)	6
54	13,117	(200)	496

SEI Daily Income Trust / Annual Report / January 31, 2017	45

Financial Highlights

For the years ended January 31,

For a Share Outstanding Throughout the Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains		Total Dividends and Distributions		Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Government Fund
Class F **
2017	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.19%	$7,875,681	0.20%	0.56%	0.21%
2016	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.03	1,909,582	0.12	0.58	0.03
2015	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.02	1,788,290	0.07	0.58	0.02
2014	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.02	1,523,561	0.09	0.58	0.02
2013	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.02	1,292,334	0.16	0.59	0.02
Class CAA
2017	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.19%	$26,885	0.20%	0.32%	0.18%
2016(3)	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	36,003	0.18	0.58	0.06
Government II Fund
Class F **
2017	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.19%	$2,051,398	0.20%	0.53%	0.19%
2016	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.02	1,228,378	0.11	0.53	0.02
2015	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	1,152,698	0.08	0.53	0.01
2014	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	1,246,262	0.09	0.53	0.01
2013	1.00	—	—	—	—	(2)	—	(2)	—	(2)	1.00	0.01	1,237,205	0.12	0.54	0.01
Treasury Fund
Class F **
2017	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.18%	$105,049	0.20%	0.63%	0.14%
2016	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.02	285,714	0.10	0.59	0.03
2015	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	124,646	0.05	0.58	0.01
2014	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	46,315	0.08	0.58	0.01
2013	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	82,339	0.14	0.59	0.01
Treasury II Fund
Class F **
2017	$1.00	$—	$—	$—	$—	(2)	$—		$—	(2)	$1.00	0.15%	$523,306	0.20%	0.58%	0.14%
2016	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	694,987	0.08	0.58	0.02
2015	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	491,209	0.04	0.58	0.01
2014	1.00	—	—	—	—	(2)	—		—	(2)	1.00	0.01	440,422	0.06	0.58	0.01
2013	1.00	—	—	—	—	(2)	—	(2)	—	(2)	1.00	0.01	460,590	0.08	0.59	0.01
*	Per share calculations were performed using average shares.
**	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers and the Treasury Guarantee Program expense been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense ratio cap figure.
(2)	Amount represents less than $0.01 per share.
(3)	Commenced operations on November 20, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are zero or have been rounded to zero

46	SEI Daily Income Trust / Annual Report / January 31, 2017

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Ultra Short Duration Bond Fund
Class F **
2017	$9.29	$0.09	$0.03	$0.12	$(0.10)	$—	$(0.10)	$9.31	1.33%	$264,997	0.38%	0.68%	0.99%	89%
2016	9.33	0.07	(0.03)	0.04	(0.08)	—	(0.08)	9.29	0.45	197,737	0.38	0.69	0.71	115
2015	9.35	0.06	—	0.06	(0.08)	—	(0.08)	9.33	0.60	255,614	0.38	0.72	0.61	106
2014	9.37	0.06	—	0.06	(0.08)	—	(0.08)	9.35	0.64	271,221	0.38	0.73	0.63	131
2013	9.26	0.08	0.13	0.21	(0.10)	—	(0.10)	9.37	2.31	241,007	0.38	0.74	0.85	197
Class Y
2017	$9.29	$0.10	$0.04	$0.14	$(0.11)	$—	$(0.11)	$9.32	1.52%	$45,048	0.30%	0.43%	1.06%	89%
2016(1)	9.31	0.02	—	0.02	(0.04)	—	(0.04)	9.29	0.19	37,050	0.30	0.44	0.60	115
Short-Duration Government Fund
Class F **
2017	$10.49	$0.10	$(0.04)	$0.06	$(0.12)	$—	$(0.12)	$10.43	0.54%	$796,540	0.48%	0.67%	0.91%	539%
2016	10.55	0.07	(0.05)	0.02	(0.08)	—	(0.08)	10.49	0.22	799,269	0.48	0.69	0.64	245
2015	10.52	0.09	0.04	0.13	(0.10)	—	(0.10)	10.55	1.20	661,101	0.48	0.73	0.85	151
2014	10.62	0.06	(0.06)	0.00	(0.10)	—	(0.10)	10.52	(0.01)	761,739	0.48	0.73	0.56	565
2013	10.72	0.06	0.04	0.10	(0.10)	(0.10)	(0.20)	10.62	0.92	711,100	0.48	0.74	0.55	628
Class Y
2017	$10.49	$0.11	$(0.04)	$0.07	$(0.13)	$—	$(0.13)	$10.43	0.64%	$48,807	0.38%	0.43%	1.02%	539%
2016	10.55	0.08	(0.05)	0.03	(0.09)	—	(0.09)	10.49	0.32	50,825	0.38	0.44	0.74	245
2015	10.50	0.01	0.05	0.06	(0.01)	—	(0.01)	10.55	0.54	55,017	0.38	0.46	0.97	151
GNMA Fund
Class F **
2017	$10.82	$0.16	$(0.16)	$0.00	$(0.21)	$(0.14)	$(0.35)	$10.47	0.04%	$116,057	0.63%	0.67%	1.48%	718%
2016	10.93	0.15	0.02	0.17	(0.19)	(0.09)	(0.28)	10.82	1.65	122,039	0.63	0.69	1.36	718
2015	10.50	0.11	0.49	0.60	(0.17)	—	(0.17)	10.93	5.79	117,904	0.63	0.69	1.07	758
2014	10.70	0.07	(0.09)	(0.02)	(0.18)	—	(0.18)	10.50	(0.14)	158,672	0.63	0.69	0.68	758
2013	10.91	0.09	0.13	0.22	(0.19)	(0.24)	(0.43)	10.70	1.98	304,425	0.63	0.70	0.83	867
Class Y
2017	$10.81	$0.18	$(0.15)	$0.03	$(0.24)	$(0.14)	$(0.38)	$10.46	0.25%	$47	0.43%	0.43%	1.69%	718%
2016(2)	10.76	0.02	0.11	0.13	(0.06)	(0.02)	(0.08)	10.81	1.26	70	0.43	0.45	0.80	718
*	Per share calculations were performed using average shares.
**	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Commenced operations on August 31, 2015. All ratios for the period have been annualized.
(2)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2017	47

Notes to Financial Statements

January 31, 2017

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with seven operational Funds: the Government, Government II, Treasury and Treasury II (each a “Fund,” collectively, the “Money Market Funds”), the Ultra Short Duration Bond, Short-Duration Government and GNMA (each a “Fund,” collectively, the “Fixed Income Funds”). The Trust is registered to offer: Class F shares of the Funds (formerly Class A shares); and Class CAA shares of the Government Fund and Class Y shares of the Fixed Income Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies. On June 24, 2016 the Money Market Fund closed. On July 22, 2016 the Prime Obligation Fund closed.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. The Money Market Funds’ use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on an exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Fixed Income Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2017, there were no fair valued securities held by the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

48	SEI Daily Income Trust / Annual Report / January 31, 2017

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2017, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Fixed Income Funds, amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

It is the Funds’ policy to present the repurchase agreements contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the repurchase agreements contracts. Refer to each Fund’s Schedule of Investments for details regarding repurchase agreements contracts as of January 31, 2017, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fixed Income Funds utilized futures contracts during the fiscal year ended January 31, 2017. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Funds chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the

SEI Daily Income Trust / Annual Report / January 31, 2017	49

Notes to Financial Statements (Continued)

January 31, 2017

Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the futures contracts. Refer to each Fund’s Schedule of Investments for details regarding open future contracts as of January 31, 2017, if applicable. The fair value of interest rate futures contracts held in the Fixed Income Funds can be found on the Statements of Assets and Liabilities under the captions Receivable for Variation Margin and Payable for Variation Margin. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation/ depreciation of futures contracts are reported in the respective Fixed Income Funds’ Schedule of Investments. Realized gains or losses on interest rate futures contracts related to the Fixed Income Funds are recognized on the Statements of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Unrealized Gain (Loss) on Futures Contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund’s investment in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the Counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. There were no outstanding swap agreements as of January 31, 2017

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded

50	SEI Daily Income Trust / Annual Report / January 31, 2017

as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no outstanding options contracts as of January 31, 2017.

TBA Purchase Commitments — To the extent consistent with its Investment Objective and Strategies, a Fixed Income Fund may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO and CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The risks of an investment in a CDO and CLO depend largely on its class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs and CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs and CLOs, allowing a CDO and CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs and CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments

SEI Daily Income Trust / Annual Report / January 31, 2017	51

Notes to Financial Statements (Continued)

January 31, 2017

were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At January 31, 2017, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

Redemption Fees — As of July 17, 2015, the Fixed Income Funds no longer charge redemption fees. Prior to July 17, 2015, the Funds charged a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceeded a specified dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
Ultra Short Duration Bond Fund	$10,000	0.50%
Short-Duration Government Fund	25,000	0.25%
GNMA Fund	10,000	0.25%

For the year ended January 31, 2017, the Fixed Income Funds did not retain any redemption fees. Such fees, if any, are retained by the Fixed Income Funds for the benefit of the remaining shareholders.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SEI Investments Management Corporation (“SIMC”) serves as each Fund’s investment adviser (the “Adviser”) and “manager of managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation thereof. Specific classes of certain funds have also adopted distribution plans, pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Such plans provide fees payable to the Distributor up to the amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/ or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

52	SEI Daily Income Trust / Annual Report / January 31, 2017

The following is a summary of annual fees payable to the Adviser, and Distributor and the voluntary expense limitations for each fund:

	Advisory Fees		Shareholder Servicing Fees	Expense Limitations
Government Fund
Class F(6)	0.07%		0.25%	0.20	%(3)
Class CAA	0.07%		0.25%	0.25	%(2)
Government II Fund
Class F(6)	0.07%		0.25%	0.20	%(2)
Treasury Fund
Class F(6)	0.07%		0.25%	0.20	%(2)
Treasury II Fund
Class F(6)	0.07%		0.25%	0.20	%(2)
Ultra Short Duration Bond Fund
Class F(6)	0.10	%(4)	0.25%	0.38	%(1)
Class Y	0.10	%(4)	—%	0.30	%(1)
Short-Duration Government Fund
Class F(6)	0.09	%(5)	0.25%	0.48	%(1)
Class Y	0.09	%(5)	—%	0.38	%(1)
GNMA Fund
Class F(6)	0.09	%(5)	0.25%	0.63	%(1)
Class Y	0.09	%(5)	—%	0.43	%(1)
(1)	Represents a voluntary cap that may be discontinued at any time.
(2)	Represents a contractual cap effective through May 31, 2017, to be changed only by board approval.
(3)	Represents a contractual cap of .25% of Class F (formerly Class A), effective through May 31, 2017, to be changed only by Board approval. In addition, management has voluntarily waived fees to a cap of .20 of Class F (formerly Class A) that may be discontinued at any time.
(4)	The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Ultra Short Duration Bond Fund. The fee is calculated based on the net assets of the Ultra Short Duration Bond Fund.
(5)	The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Short-Duration Government and GNMA Funds. The fee is a blended percentage and is calculated based on the combined assets of these Funds.
(6)	Effective January 31, 2017, Class A Shares were converted to Class F.

The following is a summary of annual fees payable to the Administrator:

	Previous Administration Fees	Administration Fees as of January 1, 2017
	1/31/16-12/31/16	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
SDIT Government Fund	0.240%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
SDIT Government II Fund	0.190%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
SDIT Treasury Fund	0.240%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
SDIT Treasury II Fund	0.240%	0.150%	0.1375%	0.1250%	0.1125%	0.100%
SDIT Ultra Short Duration Bond Fund	0.300%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
SDIT Short-Duration Government Fund	0.300%	0.200%	0.1775%	0.1550%	0.1325%	0.110%
SDIT GNMA Fund	0.300%	0.200%	0.1775%	0.1550%	0.1325%	0.110%

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class F (formerly Class A) of each fund, except for the GNMA Fund, since inception of the plan. Such waivers are voluntary and may be discontinued at any time. The Administrator and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets. The Funds did not have any such waivers by class for the year ended January 31, 2017.

Pursuant to the “manager of managers” structure, the Board of Trustees approved BofA Advisors, LLC (formerly Columbia Management Advisors, LLC) as sub-adviser to the Money Market Funds, Logan Circle Partners, L.P. serves as a sub-adviser to the Ultra Short Duration Bond Fund and Wellington Management Company, LLP (“Wellington LLP”) serves as sub-adviser to the Fixed Income Funds. Each sub-adviser is party to an investment sub-advisory agreement with the Advisor. For its services to the Funds, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

SEI Daily Income Trust / Annual Report / January 31, 2017	53

Notes to Financial Statements (Continued)

January 31, 2017

U.S. Bank, N.A. serves as the custodian of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an inter-fund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Inter-fund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2017, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2017, were as follows for the Fixed Income Funds:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Ultra Short Duration Bond Fund
Purchases	$65,137	$87,273	$152,410
Sales	68,549	69,619	138,168
Short -Duration Government Fund
Purchases	5,190,035	56,982	5,247,017
Sales	5,137,896	11,177	5,149,073
GNMA Fund
Purchases	854,124	371	854,495
Sales	853,988	61	854,049

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income, or accumulated net realized gain, as appropriate, in the periods that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, distribution reclassification, expiration of capital losses, investments in Treasury Inflation Protected Securities and non-deductible excise tax have been reclassified to/from the following accounts as of January 31, 2017:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Government Fund	$(12)	$12	$—
Government II Fund	(3)	3	—
Treasury Fund	—	—	—
Treasury II Fund	(2)	2	—
Ultra Short Duration Bond Fund	335	(154)	(181)
Short-Duration Government Fund	1,714	(1,714)	—
GNMA Fund	602	(602)	—

Amounts designated as “—“are $0 or have been rounded to $0.

These reclassifications have no impact on net assets or net asset value per share.

54	SEI Daily Income Trust / Annual Report / January 31, 2017

The tax character of dividends and distributions during the last two fiscal years was as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Government Fund	2017	$11,947	$—	$11,947
	2016	515	—	515
Government II Fund	2017	3,105	—	3,105
	2016	205	—	205
Treasury Fund	2017	281	—	281
	2016	53	—	53
Treasury II Fund	2017	862	—	862
	2016	70	—	70
Ultra Short Duration Bond Fund	2017	2,957	—	2,957
	2016	2,292	—	2,292
Short-Duration Government Fund	2017	9,845	—	9,845
	2016	6,273	—	6,273
GNMA Fund	2017	3,710	365	4,075
	2016	2,114	720	2,834

At January 31, 2017, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Government Fund	$2,475	$—	$—	$(26)	$—	$(2)	$(2,702)	$(255)
Government II Fund	605	—	—	—	—	—	(605)	—
Treasury Fund	33	—	—	—	—	—	(33)	—
Treasury II Fund	163	—	—	(1)	—	—	(150)	12
Ultra Short Duration Bond Fund	347	—	(21,709)	(73)	—	(403)	(356)	(22,194)
Short-Duration Government Fund	1,285	—	(5,618)	—	—	(711)	(1,608)	(6,652)
GNMA Fund	266	—	—	(1,618)	—	837	(256)	(771)

At January 31, 2017, the following Funds had capital loss carryforwards to offset future realized capital gains:

	Amount ($ Thousands)	Expiration
Ultra Short Duration Bond Fund	$3,642	1/31/18
	11,895	1/31/19

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2017, the Short-Duration Government Fund utilized $870,031 of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Ultra Short Duration Bond Fund	$150	$6,022	$6,172
Short-Duration Government Fund	838	4,780	5,618

During the fiscal year ended January 31, 2017, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

SEI Daily Income Trust / Annual Report / January 31, 2017	55

Notes to Financial Statements (Concluded)

January 31, 2017

For Federal income tax purposes, the cost of securities owned at January 31, 2017, and net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fixed Income Funds at January 31, 2017, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Government Fund	$7,779,446	$—	$(2)	$(2)
Ultra Short Duration Bond Fund	309,509	421	(834)	(413)
Short-Duration Government Fund	949,585	3,237	(4,233)	(996)
GNMA Fund	124,660	1,802	(961)	841

Management has analyzed the Funds’ tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2017, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns are subject to examination by the IRS for all open tax years under the applicable Statute of Limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. INVESTMENT RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

7. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of January 31, 2017, SPTC held of record the following:

Government Fund, Cl CAA	100.00%
Government Fund, Cl Y	53.09%
Government II Fund	61.69%
Treasury Fund	92.53%
Treasury II Fund	63.14%
Ultra Short Duration Bond Fund, Cl F	93.53%
Ultra Short Duration Bond Fund, Cl Y	74.26%
Short-Duration Government Fund, Cl F	95.92%
Short-Duration Government Fund, Cl Y	12.31%
GNMA Fund, Cl F	88.05%
GNMA Fund, Cl Y	58.19%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

8. REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/ or adjustments were required to the financial statements as of January 31, 2017.

56	SEI Daily Income Trust / Annual Report / January 31, 2017

Report of Independent Registered Accounting Firm

The Shareholders and Board of Trustees

SEI Daily Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Daily Income Trust, comprised of the Government Fund, Government II Fund, Treasury Fund, Treasury II Fund, Ultra Short Duration Bond Fund, Short-Duration Government Fund, and GNMA Fund (collectively, the “Funds”), as of January 31, 2017, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising SEI Daily Income Trust as of January 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

March 31, 2017

SEI Daily Income Trust / Annual Report / January 31, 2017	57

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2017.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments — Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

58	SEI Daily Income Trust / Annual Report / January 31, 2017

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESC0 North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-2011; currently emeritus trustee. Member of the advisory board of the Georgia Tech Ivan Allen School of Liberal Arts and the Sam Nunn School of International Affairs, 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernest & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Retirement Investment Committee-Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004-October 2014).	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2017	59

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Heath, LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004-to present. Global Funds Services, March 2005 to June 2006.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old Officer	Anti-Money Laundering Compliance Officer and Privacy officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

60	SEI Daily Income Trust / Annual Report / January 31, 2017

January 31, 2017

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2016 to January 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/16	Ending Account Value 1/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Government Fund
Actual Fund Return
Class F**	$1,000.00	$1,001.20	0.20%	$1.01
Class CAA	1,000.00	1,001.20	0.20	1.01
Hypothetical 5% Return
Class F**	$1,000.00	$1,024.13	0.20%	$1.02
Class CAA	1,000.00	1,024.13	0.20	1.02
Government II Fund
Actual Fund Return
Class F**	$1,000.00	$1,001.20	0.20%	$1.01
Hypothetical 5% Return
Class F**	$1,000.00	$1,024.13	0.20%	$1.02

	Beginning Account Value 8/1/16	Ending Account Value 1/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Treasury Fund
Actual Fund Return
Class F**	$1,000.00	$1,001.20	0.20%	$1.01
Hypothetical 5% Return
Class F**	$1,000.00	$1,024.13	0.20%	$1.02
Treasury II Fund
Actual Fund Return
Class F**	$1,000.00	$1,001.00	0.20%	$1.01
Hypothetical 5% Return
Class F**	$1,000.00	$1,024.13	0.20%	$1.02

SEI Daily Income Trust / Annual Report / January 31, 2017	61

January 31, 2017

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 8/1/16	Ending Account Value 1/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Ultra Short Duration Bond Fund
Actual Fund Return
Class F**	$1,000.00	$1,004.70	0.38%	$1.91
Class Y	1,000.00	1,005.10	0.30	1.51
Hypothetical 5% Return
Class F**	$1,000.00	$1,023.23	0.38%	$1.93
Class Y	1,000.00	1,023.63	0.30	1.53
Short-Duration Government Fund
Actual Fund Return
Class F**	$1,000.00	$994.00	0.48%	$2.41
Class Y	1,000.00	994.40	0.38	1.91
Hypothetical 5% Return
Class F**	$1,000.00	$1,022.72	0.48%	$2.44
Class Y	1,000.00	1,023.23	0.38	1.93

	Beginning Account Value 8/1/16	Ending Account Value 1/31/17	Annualized Expense Ratios	Expenses Paid During Period*
GNMA Fund
Actual Fund Return
Class F**	$1,000.00	$982.50	0.62%	$3.09
Class Y	1,000.00	982.50	0.42	2.09
Hypothetical 5% Return
Class F**	$1,000.00	$1,022.02	0.62%	$3.15
Class Y	1,000.00	1,023.03	0.42	2.14

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.
**	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

62	SEI Daily Income Trust / Annual Report / January 31, 2017

Board of Trustees’ Considerations in Approving the Advisory Agreement (Unaudited)

SEI Daily Income Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 29-30, 2016 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 29-30, 2016 and September 13-14, 2016. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

SEI Daily Income Trust / Annual Report / January 31, 2017	63

Board of Trustees’ Considerations in Approving the Advisory Agreement (Unaudited) (Concluded)

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

64	SEI Daily Income Trust / Annual Report / January 31, 2017

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Daily Income Trust / Annual Report / January 31, 2017	65

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Notice to Shareholders (Unaudited)

For shareholders that do not have a January 31, 2017, taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2017, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2017, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)		Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Government Fund	0.00%	100.00%	100.00%	74.00	%*	99.70%	100.00%
Government II Fund	0.00%	100.00%	100.00%	100.00	%*	99.45%	100.00%
Treasury Fund	0.00%	100.00%	100.00%	68.30	%*	97.21%	100.00%
Treasury II Fund	0.00%	100.00%	100.00%	100.00	%*	99.31%	100.00%
Ultra Short Duration Bond Fund	0.00%	100.00%	100.00%	3.38	%*	98.91%	0.00%
Short-Duration Government Fund	0.00%	100.00%	100.00%	18.49	%*	99.55%	0.00%
GNMA Fund	9.08%	90.92%	100.00%	0.00	%*	74.69%	100.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the “*” funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(2)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)	The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short- term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Please consult your tax adviser for proper treatment of this information.

68	SEI Daily Income Trust / Annual Report / January 31, 2017

SEI DAILY INCOME TRUST ANNUAL REPORT JANUARY 31, 2017

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Susan Cote

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-022 (1/17)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Cote, Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal 2017			Fiscal 2016
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$136,500	N/A	$0	$200,000	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$326,979	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See item 4(g)(1) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2017	Fiscal 2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2017 and 2016 were $326,979 and $240,350, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with
Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Nominating Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18th, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b)) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(a)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Daily Income Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: April 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: April 10, 2017

By:	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: April 10, 2017